CITIGROUP MORTGAGE LOAN TRUST INC.
as Depositor

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

CITIMORTGAGE, INC.,
as Master Servicer and Securities Administrator

CITIBANK, N.A.,
as Note Registrar, Paying Agent and Authenticating Agent

CSE Mortgage LLC
as Sponsor

and

CS OT I LLC,
as Seller

____________________________

SERVICING AGREEMENT

Dated as of February 1, 2006
____________________________

Citigroup Mortgage Loan Trust 2006-AR1,
Mortgage-Backed Notes, Series 2006-AR1

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS
Section 1.01	Definitions
Section 1.02	Other Definitional Provisions
Section 1.03	Representations and Warranties Regarding the Master Servicer
Section 1.04	Cure of Breach
ARTICLE II
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
Section 2.01	Master Servicer
Section 2.02	Sub-Servicing Agreements Between the Master Servicer and Initial Sub-Servicers
Section 2.03	Successor Sub-Servicers
Section 2.04	Liability of the Master Servicer
Section 2.05	No Contractual Relationship Between Sub-Servicers and Indenture Trustee, Securities Administrator or Noteholders
Section 2.06	Assumption or Termination of Sub-Servicing Agreements by Indenture Trustee
Section 2.07	Collection of Certain Mortgage Loan Payments
Section 2.08	Sub-Servicing Accounts
Section 2.09	Collection of Taxes, Assessments and Similar Items; Servicing Accounts
Section 2.10	Collection Account
Section 2.11	Withdrawals from the Collection Account and Payment Account
Section 2.12	Investment of Funds in the Collection Account
Section 2.13	Maintenance of the Primary Mortgage Insurance Policies; Collections Thereunder
Section 2.14	Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage
Section 2.15	Enforcement of Due-On-Sale Clauses; Assumption Agreements
Section 2.16	Realization Upon Defaulted Mortgage Loans
Section 2.17	Indenture Trustee to Cooperate; Release of Mortgage Files
Section 2.18	Servicing Compensation
Section 2.19	Reports to the Securities Administrator; Collection Account Statements
Section 2.20	Statement as to Compliance.
Section 2.21	Assessments of Compliance and Attestation Reports.
Section 2.22	Access to Certain Documentation
Section 2.23	Title, Management and Disposition of REO Property
Section 2.24	Obligations of the Master Servicer in Respect of Prepayment Interest Shortfalls
Section 2.25	Obligations of the Master Servicer in Respect of Monthly Payments
Section 2.26	Foreclosure Rights
ARTICLE III
REMITTANCE REPORTS; MONTHLY ADVANCES; COMMISSION REPORTING
Section 3.01	Remittance Reports; Monthly Advances
Section 3.02	Commission Reporting.
ARTICLE IV
THE DEPOSITOR AND THE MASTER SERVICER
Section 4.01	Liability of the Depositor and the Master Servicer
Section 4.02	Merger or Consolidation of the Depositor or the Master Servicer
Section 4.03	Indemnification of the Indenture Trustee, Owner Trustee, the Master Servicer and the Securities Administrator
Section 4.04	Limitation on Liability of the Depositor, the Master Servicer and Others
Section 4.05	Limitation on Resignation of the Master Servicer
Section 4.06	Rights of the Depositor in Respect of the Master Servicer
ARTICLE V
DEFAULT
Section 5.01	Master Servicer Events of Default
Section 5.02	Indenture Trustee to Act; Appointment of Successor
Section 5.03	Notification to Noteholders
Section 5.04	Waiver of Master Servicer Events of Default
ARTICLE VI
MISCELLANEOUS PROVISIONS
Section 6.01	Amendment
Section 6.02	Recordation of Agreement
Section 6.03	GOVERNING LAW
Section 6.04	Notices
Section 6.05	Severability of Provisions
Section 6.06	Successors and Assigns
Section 6.07	Article and Section Headings
Section 6.08	Counterparts
Section 6.09	Notice to Rating Agencies
Section 6.10	Termination
Section 6.11	No Petition
Section 6.12	No Recourse
Section 6.13	Additional Terms Regarding Indenture

EXHIBITS

Exhibit A	-	Mortgage Loan Schedule
Exhibit B	-	Wells Fargo Servicing Agreement
Exhibit C	-	Assignment, Assumption and Recognition Agreement
Exhibit D	-	Form of Request of Release
Exhibit E	-	List of Approved Appraisal Firms
Exhibit F	-	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit G	-	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit H	-	Form of Master Servicer Certification
Exhibit I	-	Form of Securities Administrator Back-Up Certification

SERVICING AGREEMENT

Servicing Agreement, dated as of February 1, 2006 (the “Agreement”), among Citigroup Mortgage Loan Trust Inc. a Delaware corporation, as depositor (the “Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), CitiMortgage Inc., (“CitiMortgage”), as master servicer (in that capacity, the “Master Servicer”) and as securities administrator (in that capacity, the “Securities Administrator”), Citibank, N.A. as paying agent (the “Paying Agent”), CS OT I LLC as seller (the “Seller”) and CSE Mortgage LLC, as Sponsor (the “Sponsor”).

PRELIMINARY STATEMENT

On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement. The Depositor will establish Citigroup Mortgage Loan Trust 2006-AR1, a Delaware Statutory Trust (the “Owner Trust”) pursuant to an Amended and Restated Trust Agreement, dated as of February 27, 2006. The Depositor will deposit the Mortgage Loans into the Owner Trust in exchange for the Owner Trust Certificates, which will evidence the entire beneficial ownership interest in the Mortgage Loans (such certificate being referred to herein as the “Owner Trust Certificate”). Pursuant to the Indenture, the Issuer will pledge all of its right, title and interest in and to the Mortgage Loans, the Owner Trust Certificate and other property acquired from the Depositor to the Indenture Trustee to secure the Notes issued pursuant to the Indenture. The Depositor will receive from the Issuer the Owner Trust Certificates evidencing the entire beneficial ownership interest in the Issuer and the Notes representing indebtedness of the Issuer.

In consideration of the mutual agreements herein contained, each of the Depositor, the Indenture Trustee, the Master Servicer and the Securities Administrator, the Paying Agent and the Seller undertakes and agrees to perform its duties hereunder as follows:

ARTICLE I

DEFINITIONS

Section 1.01  Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02  Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)  As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)  The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(d)  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)  Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03  Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Indenture Trustee, for the benefit of the Noteholders, to the Issuer, as pledgee of the Mortgage Loans, and to the Owner Trustee, on behalf of the Holder of the Owner Trust Certificate, as of the Cut-off Date, as follows:

The Master Servicer hereby represents, warrants and covenants to the parties hereto, for the benefit of each of the parties hereto and the Noteholders that as of the Closing Date or as of such date specifically provided herein:

(i)  The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

(ii)  The Master Servicer has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii)  The execution and delivery of this Agreement by the Master Servicer, the servicing of the Mortgage Loans by the Master Servicer hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

(iv)  The Master Servicer is an approved seller/servicer for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act;

(v)  No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi)  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

(vii)  The Master Servicer covenants that its computer and other systems used in servicing the Mortgage Loans operate in a manner such that the Master Servicer can service the Mortgage Loans in accordance with the terms of this Agreement; and

(viii)  The Master Servicer (or a Sub-Servicer servicing the Mortgage Loans on its behalf) is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

(ix)  The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Security Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High-Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

Section 1.04  Cure of Breach. Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Master Servicer set forth in Section 1.03 which materially and adversely affects the interests of the Noteholders in any Mortgage Loan, the Master Servicer shall cure such breach in all material respects.

ARTICLE II

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 2.01  Master Servicer. The Master Servicer shall service and administer the Mortgage Loans on behalf of the Indenture Trustee and in the best interests of and for the benefit of the Noteholders (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

(i)  any relationship that the Master Servicer, any Sub-Servicer or any Affiliate of the Master Servicer or any Sub-Servicer may have with the related Mortgagor;

(ii)  the ownership of any Note by the Master Servicer or any Affiliate of the Master Servicer;

(iii)  the Master Servicer’s obligation to make Monthly Advances or Servicing Advances; or

(iv)  the Master Servicer’s or any Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Master Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 2.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Indenture Trustee when the Master Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Noteholders and the Indenture Trustee, and upon notice to the Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Indenture Trustee and Noteholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Master Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Primary Mortgage Insurance Policy and any standard hazard insurance policy. Subject to Section 2.17, the Indenture Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Master Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Indenture Trustee hereby grants to the Master Servicer a power of attorney to carry out such duties. The Indenture Trustee shall not be liable for the actions of the Master Servicer or any Sub-Servicers under such powers of attorney.

In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 2.09, and further as provided in Section 2.11. Any cost incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

The Master Servicer further is authorized and empowered by the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of the Sub-Servicer, when the Master Servicer or the Sub-Servicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS System, or cause the removal from the registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any reasonable expenses (i) incurred as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System or (ii) if the affected Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, incurred in connection with the actions described in the preceding sentence, shall be subject to withdrawal by the Master Servicer from the Collection Account.

Notwithstanding anything in this Agreement to the contrary, the Master Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 3.01) and the Master Servicer shall not (i) permit any modification with respect to any Mortgage Loan (except with respect to a Mortgage Loan that is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable) that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder).

The Master Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Master Servicer from the responsibilities or liabilities arising under this Agreement.

The Master Servicer shall accurately and fully report (or cause each Sub-Servicer to accurately and fully report), its borrower credit files to each of the credit repositories in a timely manner.

Section 2.02  Sub-Servicing Agreements Between the Master Servicer and Initial Sub-Servicers. (a) The Master Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by the Rating Agencies of the rating on any Class of Notes) with Sub-Servicers, for the servicing and administration of the Mortgage Loans. As of the Cut-Off Date, Wells Fargo is the Sub-Servicer with respect to the Mortgage Loans originated by Wells Fargo and in such capacity Wells Fargo will be primarily responsible for the servicing of such Mortgage Loans.

(b)  Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts of which are insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 2.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Master Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Master Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Noteholders, without the consent of the Holders of 66% of the aggregate Note Principal Balance of the Notes. Any variation without the consent of the Holders of 66% of the aggregate Note Principal Balance of the Notes from the provisions set forth in Section 2.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Master Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Master Servicer shall deliver to the Indenture Trustee and the Securities Administrator copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Master Servicer’s execution and delivery of such instruments.

(c)  As part of its servicing activities hereunder, the Master Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

Section 2.03  Successor Sub-Servicers. The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 2.02.

Any Sub-Servicing Agreement (other than any Initial Sub-Servicing Agreement) shall include the provision that such agreement may be immediately terminated by the Indenture Trustee or the Securities Administrator without fee, in accordance with the terms of this Agreement, in the event that the Master Servicer shall, for any reason, no longer be the Master Servicer (including termination due to a Master Servicer Event of Default).

Section 2.04  Liability of the Master Servicer. Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 2.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 2.05  No Contractual Relationship Between Sub-Servicers and Indenture Trustee, Securities Administrator or Noteholders. Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Indenture Trustee, the Securities Administrator and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 2.06. The Master Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

Section 2.06  Assumption or Termination of Sub-Servicing Agreements by Indenture Trustee. In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of the occurrence of a Master Servicer Event of Default), the Indenture Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Indenture Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 2.03. Upon such assumption, the Indenture Trustee, its designee or the successor servicer for the Indenture Trustee appointed pursuant to Section 5.02 shall be deemed, subject to Section 2.03, to have assumed all of the Master Servicer’s interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Master Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement and (ii) none of the Indenture Trustee, its designee or any successor Master Servicer shall be deemed to have assumed any liability or obligation of the Master Servicer that arose before it ceased to be the Master Servicer.

The Master Servicer at its expense shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

Section 2.07  Collection of Certain Mortgage Loan Payments. The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Mortgage Insurance Policy and any other applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing and the servicing standards set forth in Section 2.01, the Master Servicer may in its discretion and subject to Section 2.26 (i) waive any late payment charge or, if applicable, penalty interest, only upon determining that the coverage of such Mortgage Loan by the related Primary Mortgage Insurance Policy, if any, will not be affected, or (ii) extend the due dates for Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Master Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 3.01 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the standards set forth in Section 2.01 and subject to Section 2.26, may waive, modify or vary any term of such Mortgage Loan (including modifications that change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Scheduled Principal Balance in final satisfaction of such Mortgage Loan (such payment, a “Short Pay-off”) or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor, if in the Master Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders (taking into account any estimated Realized Loss that might result absent such action).

Section 2.08  Sub-Servicing Accounts. In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the “Sub-Servicing Account”). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account (provided, however, that in the case of each Initial Sub-Servicing Agreement, the applicable Sub-Servicing Account shall comply with all requirements of the Initial Sub-Servicing Agreement relating to the custodial account provided for therein). The Sub-Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than two Business Days after the Sub-Servicer’s receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than one Business Day after the deposit of such funds into the clearing account. The Sub-Servicer shall thereafter remit such proceeds to the Master Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account (or, in the case of the Initial Sub-Servicing Agreement, at such time as is required pursuant to the terms of the Initial Sub-Servicing Agreement). For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

Section 2.09  Collection of Taxes, Assessments and Similar Items; Servicing Accounts. The Master Servicer shall establish and maintain (or cause a Sub-Servicer to establish and maintain) one or more accounts (the “Servicing Accounts”), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of ground rents, taxes, assessments, fire and hazard insurance premiums, Primary Mortgage Insurance Premiums, water charges, sewer rents and comparable items for the account of the Mortgagors (“Escrow Payments”) shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Master Servicer (or the applicable Sub-Servicer) shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than two Business Days after the Master Servicer’s (or the applicable Sub-Servicer’s) receipt thereof, all Escrow Payments collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event more than one Business Day after the deposit of such funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of Escrow Payments; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 2.01 (with respect to taxes and assessments) and Section 2.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) clear and terminate the Servicing Account at the termination of the Master Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Section 6.10; or (vi) recover amounts deposited in error. As part of its servicing duties, the Master Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. To the extent that a Mortgage does not provide for Escrow Payments, the Master Servicer shall determine whether any such payments are made by the Mortgagor in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure of a tax lien. The Master Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

Section 2.10  Collection Account. (a) On behalf of the Trust, the Master Servicer shall establish and maintain one or more separate, segregated trust accounts (such account or accounts, the “Collection Account”), held in trust for the benefit of the Indenture Trustee and the Noteholders. On behalf of the Trust, the Master Servicer shall deposit or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than two Business Days after the Master Servicer’s receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than one Business Day after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it from and after the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

(i)  all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)  all payments on account of interest (net of the related Servicing Fee and the related Administration Fee) on each Mortgage Loan;

(iii)  all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with a redemption of the assets of the Trust Estate of Mortgage Loans and REO Properties pursuant to Section 8.06 of the Indenture;

(iv)  any amounts required to be deposited pursuant to Section 2.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

(v)  any amounts required to be deposited by the Master Servicer pursuant to the second paragraph of Section 2.14(a) in respect of any blanket policy deductibles;

(vi)  all proceeds of any Mortgage Loan repurchased or purchased in accordance with Sections 1.07 and 2.26 hereof, Section 6 of the Mortgage Loan Purchase Agreement or Section 8.06 of the Indenture; and

(vii)  all amounts required to be deposited in connection with shortfalls in principal amount of Substitute Mortgage Loans pursuant to Section 1.07(d) hereof, Section 6 of the Mortgage Loan Purchase Agreement.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

(b)  [Reserved]

(c)  Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 2.12. The Master Servicer shall give notice to the Indenture Trustee, the Securities Administrator, the Paying Agent and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof.

(d)  Funds held in the Collection Account at any time may be delivered by the Master Servicer to the Paying Agent on behalf of the Securities Administrator for deposit in an account (which may be the Payment Account and must satisfy the standards for the Payment Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Paying Agent shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Master Servicer shall deliver to the Paying Agent for deposit in the Payment Account any amount not required to be deposited therein, it may at any time request that the Paying Agent withdraw such amount from the Payment Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Paying Agent from time to time for deposit, and upon written notification from the Master Servicer, the Paying Agent shall so deposit, in the Payment Account:

(i)  any Monthly Advances, as required pursuant to Section 3.01;

(ii)  any amounts required to be deposited pursuant to Section 2.23(d) or (f) in connection with any REO Property;

(iii)  [Reserved];

(iv)  any amounts required to be deposited pursuant to Section 2.24 in connection with any Prepayment Interest Shortfalls; and

(e)  [Reserved].

(f)  The Master Servicer shall deposit in the Collection Account any amounts required to be deposited pursuant to Section 2.12(b) in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account.

Section 2.11  Withdrawals from the Collection Account and Payment Account. (a) The Master Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 3.01:

(i)  to remit to the Paying Agent for deposit in the Payment Account the amounts required to be so remitted pursuant to the first sentence of Section 2.10(d);

(ii)  subject to Section 2.16(d), to reimburse the Master Servicer for Monthly Advances, but only to the extent of amounts received which represent (net of the related Servicing Fees and Administration Fees) of Monthly Payments on Mortgage Loans with respect to which such Monthly Advances were made in accordance with the provisions of Section 3.01;

(iii)  subject to Section 2.16(d), to pay the Master Servicer or any Sub-Servicer (A) any unpaid Servicing Fees and unpaid Administration Fees, (B) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds, Insurance Proceeds or other amounts as may be collected by the Master Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan and (C) any nonrecoverable Servicing Advances following the final liquidation of a Mortgage Loan, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Master Servicer or any Sub-Servicer for such Servicing Advances;

(iv)  to pay to the Master Servicer as servicing compensation (in addition to the Servicing Fee and the Administration Fee) on the Master Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

(v)  to pay to the Master Servicer, the Depositor, the Seller or the originator, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Sections 1.07 or 2.26 hereof, Section 6 of the Mortgage Loan Purchase Agreement, all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

(vi)  to reimburse the Master Servicer for any Monthly Advance previously made which the Master Servicer has determined to be a Nonrecoverable Advance in accordance with the provisions of Section 3.01;

(vii)  to reimburse the Master Servicer or the Depositor for expenses incurred by or reimbursable to the Master Servicer or the Depositor, as the case may be, pursuant to Section 4.03;

(viii)  to reimburse the Master Servicer, the Securities Administrator, the Paying Agent or the Indenture Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 1.07 hereof, Section 6 of the Mortgage Loan Purchase Agreement including any expenses arising out of the enforcement of the purchase obligation;

(ix)  to pay, or to reimburse the Master Servicer for advances in respect of expenses incurred in connection with any Mortgage Loan pursuant to Section 2.16(b);

(x)  [Reserved];

(xi)  to clear and terminate the Collection Account pursuant to Section 6.10.

(xii)  to reimburse or pay the Owner Trustee any amounts due (including compensation) or expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, but only to the extent such amounts (i) are not required to be paid by the Master Servicer pursuant to Section 7.01 of the Trust Agreement or (ii) are required to have been paid by the Master Servicer pursuant to Section 7.01 of the Trust Agreement but the Master Servicer has defaulted in its obligation to pay;

(xiii)  to reimburse or pay the Indenture Trustee, the Paying Agent and the Securities Administrator any amounts due (including compensation) or expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, to the extent such amounts have not already been previously paid or reimbursed to such party from the Collection Account;

(xiv)  to remove amounts deposited in error; and

(xv)  to clear and terminate the Payment Account pursuant to Section 6.10.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii) and (ix) above. The Master Servicer shall provide written notification to the Indenture Trustee, the Securities Administrator and the Paying Agent, on or prior to the next succeeding Master Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vii) above.

Section 2.12  Investment of Funds in the Collection Account. (a) The Master Servicer may direct any depository institution maintaining the Collection Account (for purposes of this Section 2.12, an “Investment Account”), to hold the funds in such Investment Account uninvested or to invest the funds in such Investment Account in one or more Permitted Investments specified in such instruction bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Paying Agent is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Paying Agent is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Master Servicer (in its capacity as such) or in the name of a nominee of the Securities Administrator. The Securities Administrator shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator shall:

(x)
consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(y)
demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Securities Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b)  All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Master Servicer, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 2.11. The Master Servicer shall deposit in the Collection Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

Section 2.13  Maintenance of the Primary Mortgage Insurance Policies; Collections Thereunder. The Master Servicer will maintain or cause the related Sub-Servicer, if any, to maintain in full force and effect, if required under the Mortgage Loan Purchase Agreement and to the extent available, a Primary Mortgage Insurance Policy with respect to each Mortgage Loan so insured as of the Closing Date (or, in the case of a Substitute Mortgage Loan, on the date of substitution). Such coverage will be maintained with respect to each such Mortgage Loan for so long as it is outstanding, subject to any applicable laws or until the related Loan-to-Value Ratio is reduced to less than or equal to 80% based on Mortgagor payments. The Master Servicer shall cause the premium for each Primary Mortgage Insurance Policy to be paid on a timely basis and shall pay such premium out of its own funds if it is not otherwise paid. The Master Servicer or the related Sub-Servicer, if any, will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect on the Closing Date (or, in the case of a Substitute Mortgage Loan, on the date of substitution) that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer.

The Master Servicer shall not take, or permit any Sub-Servicer to take, any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or Sub-Servicer, would have been covered thereunder. The Master Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Primary Mortgage Insurance Policy. In connection with any assumption and modification agreement or substitution of liability agreement entered into or to be entered into pursuant to Section 2.15, the Master Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption in accordance with the terms of such policies and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If any such Primary Mortgage Insurance Policy is terminated as a result of such assumption, the Master Servicer or the related Sub-Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee and the Noteholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Master Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 2.11; and any amounts collected by the Master Servicer under any Primary Mortgage Insurance Policy in respect of any REO Property shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 2.23. In those cases in which a Mortgage Loan is serviced by a Sub-Servicer, the Sub-Servicer, on behalf of itself, the Indenture Trustee, and the Noteholders, will present claims to the insurer under any Primary Mortgage Insurance Policy and all collections thereunder shall be deposited initially in the Sub-Servicing Account.

Section 2.14  Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage. (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Master Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Interest Rate and related Servicing Advances. The Master Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 2.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 2.23, if received in respect of an REO Property. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best’s Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 2.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 2.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee and the Noteholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b)  The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall provide the Indenture Trustee (upon the Indenture Trustee’s reasonable request) with copies of any such insurance policies and fidelity bond. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Indenture Trustee. The Master Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

Section 2.15  Enforcement of Due-On-Sale Clauses; Assumption Agreements. The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Master Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Master Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Master Servicer. In connection with any assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Master Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable Primary Mortgage Insurance Policy or hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. Any fee collected by the Master Servicer in respect of an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Interest Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Master Servicer shall notify the Indenture Trustee that any such substitution or assumption agreement has been completed by forwarding to the Custodian (with a copy to the Indenture Trustee) the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 2.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 2.16  Realization Upon Defaulted Mortgage Loans. (a) The Master Servicer shall, consistent with the servicing standard set forth in Section 2.01 and the provisions of Section 2.26, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 2.07. Notwithstanding the foregoing, the Master Servicer shall provide written notice to the Certificateholder that it intends to proceeds with foreclosure. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Master Servicer as contemplated in Section 2.11 and Section 2.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

In addition the Master Servicer may also, in its discretion, as an alternative to foreclosure, sell defaulted mortgage loans at fair market value to third-parties, if the related Initial Sub-Servicer reasonably believes that such sale would maximize proceeds to the Noteholders in the aggregate (on a present value basis) with respect to that mortgage loan.

Notwithstanding the foregoing provisions of this Section 2.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Indenture Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Indenture Trustee, the Trust Estate, the Securities Administrator, the Master Servicer or the Noteholders would be considered to hold title to, to be a “mortgagee-in- possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(i)  such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(ii)  there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 2.23 shall be advanced by the Master Servicer, subject to the Master Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 2.11(a)(ix), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 2.11(a)(ix), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and Monthly Advances, pursuant to Section 2.11(a)(ii) or (a)(iii)(B); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Payment Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: first, to unpaid Servicing Fees and Administration Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees and unpaid Administration Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 2.11(a)(iii)(A).

Section 2.17  Indenture Trustee to Cooperate; Release of Mortgage Files. (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Custodian, on behalf of the Indenture Trustee, by a certification in the form of Exhibit D (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 2.10 have been or will be so deposited) of a Servicing Officer and shall request that the Custodian, on behalf of the Indenture Trustee, deliver to it the Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Indenture Trustee, shall promptly release the related Mortgage File to the Master Servicer, and the Master Servicer is authorized to cause the removal from the registration on the MERS® System of any such Mortgage, if applicable, and to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Payment Account.

(b)  The Indenture Trustee (or a Custodian on its behalf) shall, at the written request and expense of any Noteholder, provide a written report to such Noteholder of all Mortgage Files released to the Master Servicer for servicing purposes.

(c)  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Mortgage Insurance Policy or any other insurance policy relating to the Mortgage Loans, the Custodian, on behalf of the Indenture Trustee, shall, upon request of the Master Servicer and delivery to the Custodian and the Indenture Trustee of a Request for Release in the form of Exhibit D, release the related Mortgage File to the Master Servicer, and the Custodian, on behalf of the Indenture Trustee, shall, at the direction of the Master Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian, on behalf of the Indenture Trustee, a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Custodian, on behalf of the Indenture Trustee, to the Master Servicer.

Upon written certification of a Servicing Officer, the Indenture Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee’s sale or other documents reasonably necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Indenture Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale.

Section 2.18  Servicing Compensation. As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Servicing Fee and the Administration Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 2.24. In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees and unpaid Administration Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 2.11(a)(iii)(A) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 2.23. The right to receive the Servicing Fee and the Administration Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer’s responsibilities and obligations under this Agreement.

Additional servicing compensation in the form of assumption fees, late payment charges and other similar fees and charges shall be retained by the Master Servicer (subject to Section 2.24) only to the extent such fees or charges are received by the Master Servicer. The Master Servicer shall also be entitled pursuant to Section 2.11(a)(iv) to withdraw from the Collection Account, and pursuant to Section 2.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 2.12 and Section 2.24. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums due under the Primary Insurance Policies, if any, premiums for the insurance required by Section 2.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, servicing compensation of each Sub-Servicer, and to the extent provided herein in Section 6.08 of the Indenture, the fees and expenses of the Indenture Trustee and the Securities Administrator) and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 2.19  Reports to the Securities Administrator; Collection Account Statements. Not later than fifteen days after each Payment Date, the Master Servicer shall forward to the Securities Administrator and the Indenture Trustee, upon the request of the Securities Administrator or the Indenture Trustee, a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on the last day of the calendar month relating to such Payment Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 2.10(a) and each category of withdrawal specified in Section 2.11. Such statement may be in the form of the then current Fannie Mae Monthly Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Payment Date. Copies of such statement shall be provided by the Securities Administrator to the Note Registrar, and the Note Registrar shall provide the same to any Noteholder and to any Person identified to the Note Registrar as a prospective transferee of a Note, upon the request and at the expense of the requesting party, provided such statement is delivered by the Master Servicer to the Securities Administrator and by the Securities Administrator to the Note Registrar.

Section 2.20  Statement as to Compliance.

The Master Servicer shall deliver to the Depositor and the Securities Administrator, on or before March 15th of each calendar year beginning in 2007, an Officers’ Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. The Master Servicer shall deliver, or cause any Sub-Servicer to deliver, a similar Annual Statement of Compliance by any Sub-Servicer to which any servicing responsibilities have been delegated with respect to the Mortgage Loans, to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer.

If the Master Servicer cannot deliver the related Annual Statement of Compliance by March 15th of such year, the Indenture Trustee, at the direction of the Depositor, may permit a cure period for the Master Servicer to deliver such Annual Statement of Compliance, but in no event later than March 18th of such year.

Failure of the Master Servicer to comply with this Section 2.20 shall be deemed a Master Servicer Event of Default and the Indenture Trustee at the direction of the Depositor shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

The Master Servicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Master Servicer’s obligations under this Section 2.20.

Section 2.21  Assessments of Compliance and Attestation Reports.

(a)  The Master Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria (as set forth in Exhibit F hereto). The Master Servicer shall deliver to the Depositor and the Securities Administrator or cause to be delivered to the Depositor and the Securities Administrator, on or before March 1st of each calendar year beginning in 2007, the following:

(i)  a report (an “Assessment of Compliance”) regarding the Master Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Master Servicer, and shall address each of the Servicing Criteria set forth in Exhibit F hereto;

(ii)  a report (an “Attestation Report”) of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by the Master Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)  from each Sub-Servicer, and each subcontractor determined by the Master Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, an Assessment of Compliance and Attestation Report as and when provided in paragraphs (i) and (ii) of this Section 2.21(a); and

(iv)  a statement as to which of the Servicing Criteria, if any, are not applicable to the Master Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans.

(b)  As provided in 2.21(a)(iii) above, the Master Servicer shall, or shall cause any Sub-Servicer and each subcontractor determined by the Master Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB to, deliver to the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.

Such Assessment of Compliance, as to any Sub-Servicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to any “primary servicer.” Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

If the Master Servicer cannot deliver any Assessment of Compliance or Attestation Report by March 1st of such year, the Indenture Trustee, at the direction of the Depositor, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 15th of such year.

Failure of the Master Servicer to timely comply with this Section 2.21 shall be deemed a Master Servicer Event of Default, and upon the receipt of written notice from the Indenture Trustee of such Event of Default, the Indenture Trustee at the direction of the Depositor may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

The Securities Administrator shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to the Securities Administrator. The Paying Agent, Certificate Registrar and Authenticating Agent shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to the Paying Agent, Certificate Registrar and Authenticating Agent. The Master Servicer shall on behalf of the Indenture Trustee enforce the obligations of the Custodian under the Custodial Agreement to provide an Assessment of Compliance and Attestation Report, as, when and to the extent set forth in the Custodial Agreement.

The Master Servicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Master Servicer’s obligations, as applicable, under this Section 2.21. The Securities Administrator shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon any failure of the Securities Administrator to deliver when required its Assessment of Compliance and Attestation Report. The Paying Agent, Certificate Registrar and Authenticating Agent shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon any failure of the Paying Agent, Certificate Registrar and Authenticating Agent to deliver when required its Assessment of Compliance.

Section 2.22  Access to Certain Documentation. The Master Servicer shall provide to the Office of the Controller of the Currency, the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Noteholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. Payments on the Mortgage Loans, including any Principal Prepayments in full, made in accordance with the related Mortgage File will be entered into the Master Servicer’s set of records no more than two Business Days after receipt, and allocated to principal or interest as specified in the related Mortgage File. In addition, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations will be provided to such Noteholder, the Indenture Trustee, the Securities Administrator and to any Person identified to the Master Servicer as a prospective transferee of a Note, upon reasonable request during normal business hours at the offices of the Master Servicer designated by it at the expense of the Person requesting such access.

Section 2.23  Title, Management and Disposition of REO Property. (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Indenture Trustee, or its nominee, in trust for the benefit of the Noteholders. The Master Servicer, on behalf of the Trust, shall either sell any REO Property before the close of the third taxable year following the year the Trust Estate acquires ownership of such REO Property for purposes of Section 856(e) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the above three-year grace period would otherwise expire, an extension of the above three-year grace period or any such grace period under Section 856(e) of the Code, as amended. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 856(e) of the Code.

(b)  The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Indenture Trustee for the benefit of the Noteholders (the “REO Account”), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

(c)  The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Noteholders. In connection therewith, the Master Servicer shall deposit, or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than two Business Days after the Master Servicer’s receipt thereof, and shall thereafter deposit in the REO Account, in no event more than one Business Day after the deposit of such funds into the clearing account, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

(i)  all insurance premiums due and payable in respect of such REO Property;

(ii)  all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

(iii)  all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned the REO Property and if in the Master Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

Notwithstanding the foregoing, none of the Master Servicer, the Securities Administrator or the Indenture Trustee shall:

(i) authorize the Trust to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

(ii) authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

(iii) authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

(iv) authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust;

unless, in any such case, the Master Servicer has obtained an Opinion of Counsel, provided to the Securities Administrator and the Indenture Trustee, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 856(e) of the Code at any time that it is held by the Trust Estate, in which case the Master Servicer may take such actions as are specified in such Opinion of Counsel.

The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

(i) the terms and conditions of any such contract shall not be inconsistent herewith;

(ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

(iii) none of the provisions of this Section 2.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Indenture Trustee on behalf of the Noteholders with respect to the operation and management of any such REO Property; and

(iv) the Master Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer’s compensation pursuant to Section 2.18 is sufficient to pay such fees.

(d)  In addition to the withdrawals permitted under Section 2.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees and Administration Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Monthly Advances made in respect of such REO Property or the related Mortgage Loan. Any income from the related REO Property received during any calendar months prior to a Final Recovery Determination, net of any withdrawals made pursuant to Section 2.23(c) or this Section 2.23(d), shall be withdrawn by the Master Servicer from each REO Account maintained by it and remitted to the Paying Agent for deposit into the Payment Account in accordance with Section 2.10(d)(ii) on the Master Servicer Remittance Date relating to a Final Recovery Determination with respect to such Mortgage Loan, for payment on the related Payment Date in accordance with the Indenture.

(e)  Subject to the time constraints set forth in Section 2.23(a), and further subject to obtaining the approval of the insurer under any related Primary Mortgage Insurance Policy (if and to the extent that such approvals are necessary to make claims under such policies in respect of the affected REO Property), each REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities for similar properties.

(f)  The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Master Servicer or any Sub-Servicer as provided above, shall be remitted to the Paying Agent for deposit in the Payment Account in accordance with Section 2.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for payment on the related Payment Date in accordance with the Indenture. Any REO Disposition shall be for cash only.

(g)  The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 2.24  Obligations of the Master Servicer in Respect of Prepayment Interest Shortfalls. The Master Servicer shall deliver to the Paying Agent for deposit into the Payment Account on or before 12:00 p.m. New York time on the Master Servicer Remittance Date from its own funds (or from a Sub-Servicer’s own funds received by the Master Servicer in respect of Compensating Interests) an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date resulting from full or partial Principal Prepayments during the related Prepayment Period and not paid by the related Initial Sub-Servicer pursuant to the Wells Fargo Servicing Agreement and (ii) the aggregate Master Servicing compensation for such Payment Date (the “Compensating Interest”).

Section 2.25  Obligations of the Master Servicer in Respect of Monthly Payments. In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Scheduled Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Paying Agent for deposit in the Payment Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust, the Indenture Trustee, the Securities Administrator, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. If amounts paid by the Master Servicer with respect to any Mortgage Loan pursuant to this Section 2.25 are subsequently recovered from the related Mortgagor, the Master Servicer shall be permitted to reimburse itself for such amounts paid by it pursuant to this Section 2.25 from such recoveries.

Section 2.26  Foreclosure Rights. (a) For so long as the Certificateholder also holds all of the Subordinate Notes and has not previously breached its obligation to purchase a Mortgage Loan as set forth herein, neither of the Initial Sub-Servicers shall commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Master Servicer of its intention to do so, and (ii) the Certificateholder, either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

(b)  In addition, for so long as the Certificateholder also holds all of the Subordinate Notes and has not previously breached its obligation to purchase a Mortgage Loan as set forth herein, in the event that the related Initial Sub-Servicer determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days or more delinquent and such Initial Sub-Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, such Initial Sub-Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the related Initial Sub-Servicer shall not be permitted to proceed with any such action unless the Certificateholder, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to such Initial Sub-Servicer taking such action.

(c)  If the Certificateholder timely and affirmatively objects to an action or contemplated action of the related Initial Sub-Servicer pursuant to either (a) or (b) above, then the Certificateholder shall instruct the Master Servicer to hire, at the Certificateholder’s sole cost and expense, three appraisal firms, selected by the Master Servicer in its sole and absolute discretion from the list of appraisal firms attached as Exhibit E, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a “Fair Value Price”), in each case (other than as set forth in (d) below) no later than 30 days from the date of such Certificateholder objection. If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Certificateholder shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date (“Accrued Interest”) and (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly deliver such amount to the related Initial Sub-Servicer for deposit into the Custodian Account. All costs relating to the computation of the related Fair Value Prices shall be for the account of the Certificateholder and shall be paid by the Certificateholder at the time of such Mortgage Loan and the related Mortgaged Property are purchased by the Certificateholder.

(d)  If the Master Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

(i)  The Master Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

(ii)  If the Master Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage Loan) (such fair value, the “Master Servicer Fair Value Price”), and the Certificateholder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the related Initial Sub-Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two Fair Value Prices determined by such appraisal firms and (2) the Master Servicer Fair Value Price.

(iii)  If the Master Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

(A)  if such Master Servicer Fair Value Price is equal to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the “Unpaid Principal Balance”), then the Certificateholder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the related Initial Sub-Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) such Master Servicer Fair Value Price; and

(B)  if such Master Servicer Fair Value Price is less than the related Unpaid Principal Balance, then the Certificateholder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the related Initial Sub-Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the “Preliminary Purchase Price”); provided, that the provisions of clause (d)(iv) shall thereafter apply.

(iv)  Following the payment by the Certificateholder of the Preliminary Purchase Price, the Master Servicer shall continue to hire appraisal firms at the Certificateholder’s sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

(A)  if the sum of (1) Accrued Interest on the related Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and (y) the Master Servicer’s Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the “Revised Fair Value Price”) is greater than such Preliminary Purchase Price, then the Master Servicer shall promptly notify the Certificateholder and the related Initial Sub-Servicer of such calculation, and the Certificateholder shall, no later than 5 days after such notice, remit to the related Initial Sub-Servicer, for deposit into the Custodian Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

(B)  if such Preliminary Purchase Price is greater than such Revised Fair Value Price, then the Master Servicer shall promptly notify the Certificateholder and the related Initial Sub-Servicer of such calculation, and the related Initial Sub-Servicer shall, no later than 5 days after such notice, remit to the Certificateholder, from funds then on deposit in the Custodian Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

(e)  Notwithstanding anything herein to the contrary, the Certificateholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section 2.26 within the timeframe set forth in this Section 2.26 following the Certificateholder’s objection to an action of the related Initial Sub-Servicer, and such Initial Sub-Servicer shall provide the Master Servicer written notice of such failure. Moreover, the Certificateholder shall not be entitled to any of the rights in this Section 2.26 if any of the Subordinate Notes are held by entities that are unaffiliated with such Certificateholder.

(f)  Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Certificateholder may agree to from time to time.

(g)  For the avoidance of doubt, the Certificateholder’s rights set forth in this Section 2.26 are intended to provide the Certificateholder, for so long as it owns 100% of the Privately Offered Notes and the Trust Certificates (each, as defined in Appendix A of the Indenture) and has not forfeited its right under this Section 2.26 as set forth in clause (e) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

To the extent that the Certificateholder purchases any Mortgage Loan pursuant to this Section 2.26, the related Initial Sub-Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.”

(h)  Subject to the conditions set forth herein, once the Certificateholder no longer holds all of the Subordinate Notes, or following the forfeiture of such Holder's rights as set forth in this Section 2.26, the Seller may, at its option, purchase from the Trust any Mortgage Loan which has been delinquent for at least 91 days. That purchase shall be at a purchase price equal to the Repurchase Price.

ARTICLE III

REMITTANCE REPORTS; MONTHLY ADVANCES; COMMISSION REPORTING

Section 3.01  Remittance Reports; Monthly Advances. (a) On the second Business Day prior to the related Payment Date, the Master Servicer shall deliver to the Securities Administrator, the Paying Agent and the Indenture Trustee by telecopy (or by such other means as the Master Servicer, the Paying Agent, the Securities Administrator and the Indenture Trustee may agree from time to time) a Remittance Report with respect to the related Payment Date. Such Remittance Report will include (i) the amount of Monthly Advances to be made by the Master Servicer in respect of the related Payment Date, the aggregate amount of Monthly Advances outstanding after giving effect to such Monthly Advances, and the aggregate amount of Nonrecoverable Advances in respect of such Payment Date and (ii) such other information with respect to the Mortgage Loans as the Securities Administrator or the Paying Agent may reasonably require to perform the calculations necessary for the Paying Agent to make the payments contemplated by Section 3.03 of the Indenture and for the Securities Administrator to prepare the statements to Noteholders contemplated by Section 7.04 of the Indenture; provided, however, that if the Master Servicer is not the Securities Administrator, the Master Servicer will forward to the successor Securities Administrator the information set forth in clause (i) above on the next Business Day following the latest related Determination Date and the information set forth in clause (ii) above on the fifth Business Day following the last day of the related calendar month. Neither the Indenture Trustee, the Paying Agent nor the Securities Administrator shall be responsible to recompute, recalculate or verify any information provided to it by the Master Servicer.

(b)  The amount of Monthly Advances to be made by the Master Servicer for any Payment Date shall equal, subject to Section 3.01(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee and the related Administration Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the Monthly Payments (with each interest portion thereof net of the related Servicing Fee and the related Administration Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans.

On or before 12:00 p.m. New York time on the Master Servicer Remittance Date, the Master Servicer shall remit in immediately available funds to the Paying Agent for deposit in the Payment Account an amount equal to the aggregate amount of Monthly Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Payment Date either (i) from its own funds or, if received from a Sub-Servicer, from funds remitted by a Sub-Servicer in payment of required Monthly Advances or (ii) from the Collection Account, to the extent of funds held therein for future payment (in which case, it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future payment have been, as permitted by this Section 3.01, used by the Master Servicer in discharge of any such Monthly Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Monthly Advances to be made by the Master Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future payment and so used shall be appropriately reflected in the Master Servicer’s records and replaced by the Master Servicer by deposit in the Collection Account on or before any future Master Servicer Remittance Date to the extent that the Available Funds for the related Payment Date (determined without regard to Monthly Advances to be made on the Master Servicer Remittance Date) shall be less than the total amount that would be paid to the Classes of Noteholders pursuant to Section 3.03 of the Indenture on such Payment Date if such amounts held for future payments had not been so used to make Monthly Advances. The Securities Administrator will provide notice to the Master Servicer by telecopy by the close of business on the Master Servicer Remittance Date in the event that the amount remitted by the Master Servicer to the Securities Administrator on such Master Servicer Remittance Date is less than the Monthly Advances required to be made by the Master Servicer for the related Payment Date.

(c)  The obligation of the Master Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Estate except as otherwise provided in this Section.

(d)  Notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Master Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers’ Certificate of the Master Servicer delivered to the Depositor, the Securities Administrator, the Paying Agent and the Indenture Trustee.

(e)  If the Master Servicer shall fail to make any Monthly Advance on any Master Servicer Remittance Date required to be made from its own funds pursuant to this Section 3.01, then the Paying Agent, by not later than 1:00 p.m. on the related Payment Date, shall make such Monthly Advance from its own funds by depositing the amount of such advance into the Payment Account, and the Securities Administrator and the Paying Agent shall include the amount so advanced by the Paying Agent in the Available Funds paid on such Payment Date.

Section 3.02  Commission Reporting.

(a)  (i) Within 15 calendar days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a distribution report on Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Securities Administrator to the Noteholders for such Distribution Date. Any disclosure in addition to the monthly statement required to be included on the Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by the entity that is indicated in Exhibit G as the responsible party for providing that information, and shall be reported by such entity to the Depositor and the Securities Administrator and approved by the Depositor. The Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval, and the Securities Administrator will have no duty or liability to verify the accuracy or sufficiency of any such Additional Form 10-D Disclosure (except in any case where the Securities Administrator is the responsible party for providing that information pursuant to Exhibit G).

Within 5 calendar days after the related Distribution Date (or if not a Business Day, the immediately preceding Business Day), each entity that is indicated in Exhibit G as the responsible party for providing Additional Form 10-D Disclosure shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, and clearly identifying which item of Form 10-D the information relates to, any Additional Form 10-D Disclosure, if applicable. The Securities Administrator shall compile the information provided to it, prepare the Form 10-D and forward the Form 10-D to the Depositor. The Depositor will approve, as to form and substance, or disapprove, as the case may be, the Additional Form 10-D Disclosure.

After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (in every case where the Form 10-D includes Additional 10-D Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator shall have forwarded a copy of the Form 10-D no later than the 10th calendar after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with arrangements for the execution of, and filing of, the Form 10-D. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.02(a)(vi). Once the Form 10-D has been filed with the SEC it will be available through EDGAR at www.sec.gov. The Securities Administrator will provide copies of the report to investors, free of charge upon request. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.02(a)(i) and (vi) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(ii) Within 4 Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the responsible parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

For so long as the Trust is subject to the Exchange Act reporting requirements, no later than 5:00 p.m. New York City time on the 2nd Business Day after the occurrence of a Reportable Event (i) the responsible parties set forth in Exhibit G shall be required pursuant to Section 3.02(a)(v) below to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K.

After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, an officer of the Master Servicer shall sign the Form 8-K and, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator shall have forwarded a copy of the Form 8-K no later than the 2nd Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with arrangements for the execution of, and filing of, the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.02(a)(vi). Once the Form 8-K has been filed with the SEC it will be available through EDGAR at www.sec.gov. The Securities Administrator will provide copies of the report to investors, free of charge upon request. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this Section 3.02(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.02(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iii) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an Annual Statement of Compliance for the Master Servicer and any Sub-servicer, as provided under Section 2.20, (II)(A) the Assessments of Compliance for the Master Servicer, each Sub-servicer and subcontractor participating in the servicing function, the Securities Administrator, the Paying Agent and the Custodian, as provided under Section 2.21, and (B) if the Master Servicer’s, any Sub-servicer’s or subcontractor’s participating in the servicing function, the Securities Administrator’s, the Paying Agent’s or the Custodian’s Assessments of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if the Master Servicer’s, any Sub-servicer’s or subcontractor’s participating in the servicing function, the Securities Administrator’s, the Paying Agent’s or the Custodian’s Assessments of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the Attestation Report for the Master Servicer, each Sub-servicer and subcontractor participating in the servicing function, the Securities Administrator, the Paying Agent and the Custodian, as provided under Section 2.21, and (B) if any Attestation Report rendered as contemplated under Section 2.21 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Master Servicer Certification in the form prescribed by Exhibit H (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the responsible parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (A) the responsible parties set forth in Exhibit G shall be required to provide pursuant to Section 3.02(a)(v) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.

After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor and the Master Servicer for review. Within 3 Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the 3rd Business Day prior to March 25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than 12:00 p.m. Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.02(a)(vi). Once the Form 10-K has been filed with the SEC it will be available through EDGAR at www.sec.gov. The Securities Administrator will provide copies of the report to investors, free of charge upon request. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 3.02(a)(iv) and (vi) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 2.20 and Section 2.21. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Master Servicer shall deliver the Master Servicer Certification, executed by an officer of the Master Servicer in charge of the master servicing function, to the Securities Administrator not later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. In connection with the filing of any 10-K hereunder, in the case where the Master Servicer and Securities Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit I; provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K.

(iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund, the Securities Administrator’s obligation to include such Additional Disclosure in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit G as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.02(a)(i) through (iv) above. Each of the Master Servicer, Sponsor, Securities Administrator and Depositor hereby agrees to notify and provide to the extent known to the Master Servicer, the Sponsor, the Securities Administrator and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit G as the responsible party for providing that information.
So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Indenture Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.02. In addition, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Indenture Trustee and the Depositor, the Sponsor, the Securities Administrator, the Master Servicer or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.02.

The Master Servicer shall be responsible for determining the pool concentration applicable to any Sub-Servicer to which any of the Master Servicer’s responsibilities with respect to the Mortgage Loans have been delegated at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB. The Securities Administrator will provide electronic or paper copies of all Form 10-D, 8-K and 10-K filings free of charge to any Noteholder upon written request. Any expenses incurred by the Securities Administrator in connection with the previous sentence shall be reimbursable to the Securities Administrator out of the Trust Fund.

(v) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized officer of the Master Servicer, the Depositor, or the Securities Administrator as applicable. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.02(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement or the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.02; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.02 shall not be reimbursable from the Trust Fund.

(b)  Without limiting any other indemnification provided pursuant to any other Section of this Agreement, the Securities Administrator shall indemnify and hold harmless, the Depositor and the Master Servicer and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator’s obligations under Sections 2.21 or 3.02 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates and the Master Servicer from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, the Assessment of Compliance, any Additional Disclosure or other information provided by the Securities Administrator pursuant to Section 2.21 or 3.02 (the “Securities Administrator Information”), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Certificates, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

Without limiting any other indemnification provided pursuant to any other Section of this Agreement, the Master Servicer shall indemnify and hold harmless the Securities Administrator and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 2.20, 2.21 and 3.02 or the Master Servicer’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Master Servicer Certification, the Annual Statement of Compliance, the Assessment of Compliance, any Additional Disclosure or other information provided by the Master Servicer pursuant to Section 2.20, 2.21 or 3.02 (the “Master Servicer Information”), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the Master Servicer Information and not to any other information communicated in connection with the Certificates, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.

In addition, without limiting any other indemnification provided pursuant to any other Section of this Agreement, the Paying Agent shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of third party claims based upon a breach of the Paying Agent’s obligations under this Section 3.02. If the indemnification provided for under this paragraph is unavailable or insufficient to hold harmless the Depositor, then the Paying Agent agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Paying Agent on the other. Notwithstanding the foregoing, in no event shall the Paying Agent be liable under this paragraph for any consequential, indirect or punitive damages.

ARTICLE IV

THE DEPOSITOR AND THE MASTER SERVICER

Section 4.01  Liability of the Depositor and the Master Servicer. The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Master Servicer herein.

Section 4.02  Merger or Consolidation of the Depositor or the Master Servicer. Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for Fannie Mae or Freddie Mac in good standing. The Depositor and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes or any of the Mortgage Loans and to perform its respective duties under this Agreement.

The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Rating Agencies’ ratings of the Notes rated thereby and in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

Section 4.03  Indemnification of the Indenture Trustee, Owner Trustee, the Master Servicer and the Securities Administrator. The Master Servicer agrees to indemnify the Indenture Trustee, Owner Trustee, the Securities Administrator, the Paying Agent, the Certificate Registrar, the Authenticating Agent and any Custodian from, and hold each harmless against, any loss, liability or expense resulting from a breach of the Master Servicer’s obligations and duties under this Agreement, the Indenture, the Assignment Agreement and the Notes. Such indemnity shall survive the termination or discharge of this Agreement and the Indenture and the resignation or removal of the Indenture Trustee, Owner Trustee, the Securities Administrator, the Paying Agent, the Certificate Registrar, the Authenticating Agent or such Custodian, as the case may be. Any payment hereunder made by the Master Servicer to the Indenture Trustee, Owner Trustee, the Securities Administrator, the Paying Agent, the Certificate Registrar, the Authenticating Agent or such Custodian shall be from the Master Servicer’s own funds, without reimbursement from the Trust Fund therefore.

Section 4.04  Limitation on Liability of the Depositor, the Master Servicer and Others. None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Master Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, unless the Depositor or the Master Servicer acts without the consent of Holders of 51% of the aggregate Note Principal Balance of the Notes (which consent shall not be necessary in the case of litigation or other legal action by either to enforce their respective rights or defend themselves hereunder), the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust, and the Depositor (subject to the limitations set forth above) and the Master Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 2.11, any such right of reimbursement being prior to the rights of the Noteholders to receive any amount in the Collection Account.

Section 4.05  Limitation on Resignation of the Master Servicer. The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Indenture Trustee and the Securities Administrator, which consent may not be unreasonably withheld, with written confirmation from the Rating Agencies (which confirmation shall be furnished to the Depositor, the Indenture Trustee and the Securities Administrator) that such resignation will not cause the Rating Agencies to reduce the then current rating of the Class A Notes and provided that a qualified successor has agreed to assume the duties and obligations of the Master Servicer hereunder. Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Indenture Trustee and the Securities Administrator. No resignation of the Master Servicer shall become effective until the Indenture Trustee or a successor servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Except as expressly provided herein, the Master Servicer shall not assign nor transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Servicing Fee, the Administration Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

Section 4.06  Rights of the Depositor in Respect of the Master Servicer. The Master Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the Indenture Trustee and the Securities Administrator, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer (and any such Sub-Servicer) in respect of the Master Servicer’s rights and obligations hereunder and access to officers of the Master Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor, the Indenture Trustee and the Securities Administrator its (and any such Sub-Servicer’s) most recent financial statements of the parent company of the Master Servicer and such other information relating to the Master Servicer’s capacity to perform its obligations under this Agreement that it possesses. Notwithstanding the foregoing, in the case of the Initial Sub-Servicer, such access and information described in the preceding two sentences shall be required to be provided only to the extent provided in the Sub-Servicing Agreement. To the extent such information is not otherwise available to the public, the Depositor, the Indenture Trustee and the Securities Administrator shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer’s written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Indenture Trustee, the Securities Administrator or the Trust Estate, and in either case, the Depositor, the Indenture Trustee or the Securities Administrator, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

ARTICLE V

DEFAULT

Section 5.01  Master Servicer Events of Default. “Master Servicer Event of Default,” wherever used herein, means any one of the following events:

(i)  any failure by the Master Servicer to remit to the Paying Agent for payment to the Noteholders any payment (other than a Monthly Advance required to be made from its own funds on any Master Servicer Remittance Date pursuant to Section 3.01) required to be made under the terms of the Notes and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer (with a copy to the Paying Agent) by the Depositor, the Securities Administrator or the Indenture Trustee (in which case notice shall be provided by telecopy), or to the Master Servicer, the Depositor, the Securities Administrator, the Paying Agent and the Indenture Trustee by the Holders of 25% of the aggregate Note Principal Balance of the Notes; or

(ii)  any failure on the part of the Master Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Master Servicer contained in the Notes or in this Agreement which continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor, the Securities Administrator or the Indenture Trustee, or to the Master Servicer, the Depositor, the Securities Administrator and the Indenture Trustee by the Holders of 25% of the aggregate Note Principal Balance of the Notes and (ii) actual knowledge of such failure by a Servicing Officer of the Master Servicer; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and if such proceeding is being contested by the Master Servicer in good faith such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days or results in the entry of an order for relief or any such adjudication or appointment; or

(iv)  the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)  the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  any failure of the Master Servicer to make, or of the Paying Agent to make on behalf of the Master Servicer, any Monthly Advance on any Master Servicer Remittance Date required to be made from its own funds pursuant to Section 3.01.

If a Master Servicer Event of Default described in clauses (i) through (v) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Certificateholder or the Indenture Trustee may, and at the written direction of the Holders of Notes entitled to at least 51% of Voting Rights, the Indenture Trustee shall, by notice in writing to the Master Servicer (and to the Certificateholder if given by the Indenture Trustee or to the Indenture Trustee if given by the Certificateholder), terminate all of the rights and obligations of the Master Servicer in its capacity as a Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Master Servicer Event of Default described in clause (vi) hereof shall occur and shall not have been remedied by 1:00 p.m. on the related Payment Date, the Paying Agent shall notify the Indenture Trustee of the same, and the Indenture Trustee shall be obligated to make such Monthly Advance and, then so long as such Master Servicer Event of Default shall not have been remedied during the applicable time period set forth in clause (vi) above (including the reimbursement to the Indenture Trustee by the Master Servicer, with interest thereon at the Prime Rate, for any Monthly Advance made), the Indenture Trustee shall, by notice in writing to the Master Servicer and the Certificateholder terminate all of the rights and obligations of the Master Servicer in its capacity as a Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes (other than as a Holder of any Note) or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section and, without limitation, the Indenture Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Indenture Trustee with all documents and records requested by it to enable it to assume the Master Servicer’s functions under this Agreement, and to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Indenture Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Master Servicer to the Collection Account held by or on behalf of the Master Servicer, the Payment Account or any REO Account or Servicing Account held by or on behalf of the Master Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Master Servicer (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Monthly Advances or otherwise, and shall continue to be entitled to the benefits of Section 4.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 5.01, the Indenture Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Indenture Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Indenture Trustee and such notice references the Notes, the Trust or this Agreement.

Section 5.02  Indenture Trustee to Act; Appointment of Successor. (a) On and after the time the Master Servicer receives a notice of termination, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement, the Master Servicer shall not have the right to withdraw any funds from the Collection Account without the consent of the Indenture Trustee and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer (except for any representations or warranties of the Master Servicer under this Agreement and its obligation to deposit amounts in respect of losses pursuant to Section 2.12) by the terms and provisions hereof including, without limitation, the Master Servicer’s obligations to make Monthly Advances pursuant to Section 3.01; provided, however, that if the Indenture Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Indenture Trustee shall not be obligated to make Monthly Advances pursuant to Section 3.01; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by Section 5.01 shall not be considered a default by the Indenture Trustee as successor to the Master Servicer hereunder. As compensation therefor, the Indenture Trustee shall be entitled to the Servicing Fees and Administration Fees and all funds relating to the Mortgage Loans to which the Master Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to the Master Servicer prior to its termination or resignation). Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans, or if the Holders of 51% of the aggregate Note Principal Balance of the Notes so request in writing to the Indenture Trustee, promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to the Rating Agencies and having a net worth of not less than $15,000,000 as the successor to the Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under this Agreement. No appointment of a successor to the Master Servicer under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer’s responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer as such hereunder. The Depositor, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Master Servicer under this Agreement, the Indenture Trustee shall act in such capacity as hereinabove provided.

(b)  In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor servicer, including the Indenture Trustee, if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS’ rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 5.02(b).

Section 5.03  Notification to Noteholders. (a) Upon any termination of the Master Servicer pursuant to Section 5.01 above or any appointment of a successor to the Master Servicer pursuant to Section 5.02 above, the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register.

(b)  Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Indenture Trustee becomes aware of the occurrence of such an event, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

Section 5.04  Waiver of Master Servicer Events of Default. Subject to Section 1.06, the Holders of 51% of the aggregate Note Principal Balance of the Notes evidenced by all Classes of Notes affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; provided, however, that a default or Master Servicer Event of Default under clause (i) or (vi) of Section 5.01 may be waived only by all of the Holders of the Notes. Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01  Amendment. (a) This Agreement may be amended from time to time by the parties hereto to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement.

(b)  This Agreement may also be amended from time to time by the parties hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement.

(c)  [Reserved].

(d)  [Reserved].

(e)  Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Indenture Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee, the Master Servicer, the Securities Administrator and the Paying Agent may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

(f)  Wilmington Trust Company in its individual capacity and as Owner Trustee, shall be a third party beneficiary of this Agreement. In no event shall this Agreement be amended in a manner which adversely affects the rights of Wilmington Trust Company or the Owner Trustee without its prior written consent.

(g)  CSE Mortgage, LLC as Certificateholder, shall be a third party beneficiary of this Agreement. In no event shall this Agreement be amended in a manner which adversely affects the rights of the Certificateholder without its prior written consent.

Section 6.02  Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Certificateholder shall effect such recordation, at the expense of the Trust Estate.

Section 6.03  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 6.04  Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 390 Greenwich Street, New York, New York 10013, or to such other address as may hereafter be furnished to the other parties hereto in writing by the Depositor; (ii) in the case of the Indenture Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing by the Indenture Trustee; (iii) in the case of the Seller, 390 Greenwich Street, New York, New York 10013, or to such other address as may hereafter be furnished to the other parties hereto in writing by the Seller; (iv) in the case of the Master Servicer, Master Servicing Division- MC: N3B-355M, 4000 Regent Blvd., Irvine, TX 75063 (Attention: Compliance Manager), facsimile no.: (469) 220-1573 (with a copy to, 1000 Technology Drive, O’Fallon, MO 63368, Attention: Chief Legal Counsel (facsimile no.: (636) 261-6518)), or such other address or facsimile number as may hereafter be furnished to the other parties hereto in writing by the Master Servicer; (v) in the case of the Securities Administrator, 1000 Technology Drive, M.S. 337, O’Fallon, Missouri 63368, Attention: Mortgage Finance (telecopy number (636) 261-1394), or to such other address as may hereafter be furnished to the other parties hereto in writing by the Securities Administrator; (vi) in the case of the Issuer, to Citigroup Mortgage Loan Trust 2006-AR1 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing by the Issuer; (vii) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing by the Owner Trustee; (viii) in the case of the Paying Agent, 388 Greenwich Street, 14th Floor, New York, New York 10013 (Attention: Citigroup Mortgage Loan Trust 2006-AR1) facsimile no.: (212) 816-5685, or such other address as may hereafter be furnished to the other parties hereto in writing by the Paying Agent; and (ix) in the case of the Rating Agencies, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, to Fitch Ratings, One State Street Plaza, New York, New York 10004 and to Moody’s at 99 Church Street, New York, New York 10007 or such other addresses as the Rating Agencies may designate in writing to the parties hereto. Any notice delivered to the Depositor, the Master Servicer, the Indenture Trustee, the Issuer, the Owner Trustee or the Paying Agent under this Agreement shall be effective only upon receipt. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed.

Section 6.05  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes thereof.

Section 6.06  Successors and Assigns. The provisions of this Agreement shall be binding upon the parties hereto, and their respective successors and assigns.

Section 6.07  Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 6.08  Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

Section 6.09  Notice to Rating Agencies. The Indenture Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge or written notice:

1. Any material change or amendment to this Agreement;

2. The occurrence of any Master Servicer Event of Default that has not been cured;

3. The resignation or termination of the Master Servicer, the Indenture Trustee or the Securities Administrator ; and

4. Any change in the location of the Collection Account.

Section 6.10  Termination. The respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, if applicable, the optional redemption of the Notes pursuant to Section 8.06 thereof. Upon the presentation and surrender of the Notes, the Securities Administrator shall distribute to the remaining Securityholders, in accordance with their respective interests, all distributable amounts remaining in the Payment Account. Following such final Payment Date, the Indenture Trustee shall, or shall cause the Custodian to, release promptly to the Certificateholder or its designee the Mortgage Files for the remaining Mortgage Loans, and the Collection Account and Payment Account shall terminate, subject to the Securities Administrator’s obligation to hold any amounts payable to the Securityholders in trust without interest pending final distributions pursuant to the Indenture.

Section 6.11  No Petition. Each party to this Agreement (and with respect to CitiMortgage, Inc., solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity) by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Agreement by one year.

Section 6.12  No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Agreement.

Section 6.13  Additional Terms Regarding Indenture. The Indenture Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement.

IN WITNESS WHEREOF, the Depositor, Master Servicer, the Securities Administrator, the Seller and the Paying Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CITIGROUP MORTGAGE LOAN TRUST INC., as Depositor

By: /s/ Peter D. Steinmetz
Name: Peter D. Steinmetz
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By: /s/ Clare M. O’Brien
Name: Clare M. O’Brien
Title: Vice President

CITIMORTGAGE, INC., as Master Servicer and Securities Administrator

By: /s/ Tommy Harris
Name: Tommy Harris
Title: Sr. Vice President

CITIBANK, N.A., as Paying Agent

By: /s/ Jennifer H. McCourt
Name: Jennifer H. McCourt
Title: Vice President

CS OT I LLC, as Seller

By: /s/ Brian Graham
Name: Brian Graham
Title: Authorized Agent

CSE Mortgage LLC, as Sponsor
By: /s/ Brian Graham
Name: Brian Graham
Title: Authorized Agent

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the __ th day of February, 2006 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a Vice President of Citigroup Mortgage Loan Trust Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/_________________________________
Notary Public

[Notarial Seal]

STATE OF _____________	)
	)	ss.:
COUNTY OF ____________	)

On the __th day of February, 2006 before me, a notary public in and for said State, personally appeared _______________________, known to me to be a Vice President of U.S. Bank National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/_____________________________
Notary Public

[Notarial Seal]

STATE OF TEXAS	)
	)	ss.:
COUNTY OF DALLAS	)

On the __th day of February, 2006 before me, a notary public in and for said State, personally appeared __________________________, known to me to be a Senior Vice President of CitiMortgage, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ _______________________________
Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF KINGS	)

On the __th day of February, 2006 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a Assistant Vice President of Citibank, N.A., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ __________________________________
Notary Public

[Notarial Seal]

[STATE OF NEW YORK]	)
	)	ss.:
[COUNTY OF NEW YORK]	)

On the __th day of February, 2006 before me, a notary public in and for said State, personally appeared __________________________________, known to me to be a Authorized Agent of CS OT I LLC the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ _______________________________
Notary Public

[Notarial Seal]

[STATE OF NEW YORK]	)
	)	ss.:
[COUNTY OF NEW YORK]	)

On the __th day of February, 2006 before me, a notary public in and for said State, personally appeared __________________________________, known to me to be a Authorized Agent of CSE MORTGAGE LLC the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ _______________________________
Notary Public

[Notarial Seal]

EXHIBIT A

MORTGAGE LOAN SCHEDULE

[Provided Upon Request]

EXHIBIT B

WELLS FARGO SERVICING AGREEMENT

CITIGROUP GLOBAL MARKETS REALTY CORP.

Purchaser

and

WELLS FARGO BANK, N.A.

Seller
______________________________________

MASTER MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of November 1, 2005

______________________________________

Fixed and Adjustable Rate
First and Second Lien Mortgage Loans

Execution Copy
11/22/2005

EXHIBITS

Exhibit A	Form of Assignment and Conveyance Agreement

Exhibit B	Contents of Data File
Exhibit C	Form of Opinion of Counsel

This is a Master Mortgage Loan Purchase Agreement (the "Agreement"), dated as of November 1, 2005, by and between Citigroup Global Markets Realty Corp., having an office at 390 Greenwich Street, 4th Floor, New York, New York 10013 (the "Purchaser") and Wells Fargo Bank, N.A., having an office at 1 Home Campus, Des Moines, Iowa 50328-0001 (the "Seller").

W I T N E S S E T H

WHEREAS, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, from time to time (each a “Transaction”) on a servicing retained basis, certain first and second lien fixed and adjustable rate residential mortgage loans (the "Mortgage Loans") which shall be delivered as whole loans (each a “Loan Package”) on various dates (each a “Closing Date”) as provided for in certain Assignment and Conveyance Agreements (as defined below) by and between the Purchaser and Seller as executed in conjunction with each Transaction; and

WHEREAS, the parties intend hereby to set forth the terms and conditions upon which the proposed Transactions will be effected.

NOW THEREFORE, in consideration of the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Flow Servicing Agreement between the parties hereto, dated as of November 1, 2005 (the "Servicing Agreement"). The following terms are defined as follows (except as otherwise agreed by the parties):

ALTA: The American Land Title Association or any successor thereto.

Appraised Value: With respect to any Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.

Assignment and Conveyance Agreement: The agreement substantially in the form of Exhibit A attached hereto.

Covered Loan: A Mortgage Loan categorized as “Covered” pursuant to the Standard & Poor’s Glossary for File Format for LEVELS® Version 5.6, Appendix E, as revised from time to time and in effect on each related Closing Date (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002).

Data File: The electronic data file prepared by the Seller and delivered to the Purchaser including the data fields set forth on Exhibit B with respect to each Mortgage Loan.

Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Seller in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 4(b), replaced or to be replaced with a Qualified Substitute Mortgage Loan.

Gross Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate, as set forth in the related Mortgage Loan Schedule.

High Cost Loan: A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law or (c) a Mortgage Loan categorized as “High Cost” pursuant to the Standard & Poor’s Glossary for File Format for LEVELS® Version 5.6, Appendix E, as revised from time to time and in effect on each related Closing Date.

Index: With respect to any adjustable rate Mortgage Loan, the index identified on the related Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest thereon.

Mortgage Loan Schedule: With respect to each Transaction, a schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan: (1) the Seller’s Mortgage Loan number; (2) the city state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, planned unit development or condominium; (4) the current Mortgage Interest Rate; (5) the current net Mortgage Interest Rate; (6) the current Monthly Payment; (7) the Gross Margin; (8) the original term to maturity; (9) the scheduled maturity date; (10) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (11) the Loan-to-Value Ratio; (12) the next Adjustment Date; (13) the lifetime Mortgage Interest Rate cap; (14) a code indicating whether the Mortgage Loan is a Cooperative Loan; (15) a code indicating the mortgage guaranty insurance company; (16) a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan; (17) a code indicating whether the Mortgage Loan is a Buydown Mortgage Loan; (18) the Servicing Fee Rate; (19) a code indicating whether the loan is subject to LPMI; and (20) a code indicating a Time$aver® Mortgage Loan.

Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than two percent (2%) greater, than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type of Mortgage Loan as the Deleted Mortgage Loan and (v) comply with each representation and warranty set forth in Section 6(b).

Underwriting FICO Score: The FICO score of a Mortgagor, used in the loan approval process with respect to each Mortgage Loan, as set forth on the related Data File.

Underwriting Guidelines: The underwriting guidelines of the Seller.

SECTION 2.  Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase from time to time, Mortgage Loans in Loan Packages having aggregate principal balances on the related Cut-off Date in an amount as set forth in the respective Commitment Letter, or in such other amounts as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans in the related Loan Package accepted by the Purchaser on the related Closing Date. The Mortgage Loans will be delivered pursuant to this Agreement and the Servicing Agreement.

SECTION 3. Mortgage Loan Schedule. The Seller will provide the Purchaser with certain information constituting a listing of the Mortgage Loans to be purchased under this Agreement for each Transaction (the "Mortgage Loan Schedule"). Each Mortgage Loan Schedule shall conform to the definition of "Mortgage Loan Schedule" as set forth in this Agreement.

SECTION 4.

(a) Purchase Price. The purchase price for each Loan Package (the "Purchase Price") shall be the percentage of par as stated in the related Commitment Letter, multiplied by the aggregate scheduled principal balance, as of the related Cut-off Date, of the Mortgage Loans in the related Loan Package, after application of scheduled payments of principal for such related Loan Package due on or before such Cut-off Date whether or not collected. The Purchase Price for a Loan Package may be adjusted as stated in the related Commitment Letter.

In addition to the Purchase Price, the Purchaser shall pay to the Seller, at closing, accrued interest on the aggregate scheduled principal amount of the related Mortgage Loans at the weighted average Mortgage Loan Remittance Rate for each Loan Package from the related Cut-off Date through the day prior to the related Closing Date, inclusive.

With respect to each Loan Package, the Purchaser shall be entitled to (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date). The principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such prepaid amounts (minus interest at the Servicing Fee Rate) shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.

(b) Repurchase Price.

It is understood and agreed that the representations and warranties set forth in Section 6 of this Agreement and Section 3.01 of the Servicing Agreement shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the respective Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

Within ninety (90) days after the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01 of the Servicing Agreement, and such breach cannot be cured within ninety (90) days after the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. However, if the breach shall involve a representation or warranty set forth in Section 6 hereof and the Seller discovers or receives notice of any such breach within 120 days of the related Closing Date, the Seller shall, if the breach cannot be cured, at the Purchaser's option and provided that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within ninety (90) days of the written notice of the breach or the failure to cure, whichever is later. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 4(b) shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

At the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. If the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall cause MERS to designate on the MERS® System to remove the Purchaser as the beneficial holder with respect to such Mortgage Loan. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 5(d) of this Agreement and Section 2.03 of the Servicing Agreement, with the Mortgage Note endorsed as required by such Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller. With respect to any Deleted Mortgage Loan, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan.

For any month in which the Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Seller in the month of substitution pursuant to Section 5.01 of the Servicing Agreement. Accordingly, on the date of such substitution, the Seller shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this Section 4(b) to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 4(b) constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Section 6 hereof and Section 3.01 of the Servicing Agreement shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failures by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

SECTION 5.

(a) Examination of Mortgage Files. Prior to the related Closing Date, the Seller shall (a) deliver to the Purchaser in escrow, for examination, the Mortgage File for each Mortgage Loan, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the Mortgage Files available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser at any time before or after the Closing Date or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time after the Closing Date upon prior reasonable notice to the Seller. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief or remedy as provided under the Servicing Agreement.

(b) Conveyance of Mortgage Loans. Pursuant to each Assignment and Conveyance Agreement, on the related Closing Date, the Seller, simultaneously with the payment of the Purchase Price by the Purchaser, shall thereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement and the related Assignment and Conveyance Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans listed on the respective Mortgage Loan Schedule annexed to such Assignment and Conveyance Agreement, together with the Mortgage File and all rights and obligations arising under the documents contained therein. The Company shall deliver the related Mortgage Loan Schedule and the related Data File to the Purchaser at least two (2) Business Days before the Closing Date. Pursuant to Section 5(d) of this Agreement and Section 2.03 of the Servicing Agreement, the Company shall deliver the Mortgage File for each Mortgage Loan comprising the related Loan Package to the Custodian.

(c) Books and Records. The sale of each Mortgage Loan shall be reflected on the Seller’s balance sheet and other financial statements as a sale of assets by the Seller. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae or Freddie Mac and records of periodic inspections required by Section 4.13 of the Servicing Agreement. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

(d) Delivery of Mortgage Loan Documents. On each Closing Date with respect to each Mortgage Loan comprising the related Loan Package, the Seller shall have delivered to the Custodian those Mortgage Loan Documents contained in the Mortgage File pursuant to this Agreement with respect to each Mortgage Loan. In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at its own expense, the MERS System to indicate that the related Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by entering in the MERS System the information required by the MERS System to identify the Purchaser as owner of such Mortgage Loans. The Seller further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement or unless otherwise directed by the Purchaser.
The Custodian shall certify its receipt of all such Mortgage Loan Documents in each Mortgage File required to be delivered pursuant to this Agreement, as evidenced by the Initial Certification of the Custodian in the forms annexed to the Custodial Agreement. The Purchaser will be responsible for the fees and expenses of the Custodian.

The contents of each Servicing File are and shall be held in trust by the Seller as servicer for the benefit of the Purchaser as the owner thereof. The possession of each Servicing File by the Seller is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan pursuant to the Servicing Agreement, and such retention and possession by the Seller is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall vest immediately in the Purchaser and shall be retained and maintained by the Seller, in trust, at the will of the Purchaser and only in such custodial capacity.

SECTION 6. Representations, Warranties and Agreements of Seller. The Seller agrees and acknowledges that it shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in this Section 6 and in Section 3.01 of the Servicing Agreement, as of the related Closing Date. The meaning of the term "Agreement" as used in Section 3.01 of the Servicing Agreement shall include this Agreement. The Seller, without conceding that the Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the related Closing Date:

a)	With respect to the Seller:

(i)	Securities Act of 1933.

Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act") or which would render the disposition of any Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Mortgage Loans;

(ii)	Broker/Agent.

The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser;

(iii)	No Conflicts.

Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(iv)	Ability to Perform.

The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Seller’s creditors;

(v)	No Litigation Pending.

There is no action, suit, proceeding or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

(vi)	Selection Process.

The Mortgage Loans were selected from among the outstanding fixed rate and adjustable rate one- to four-family mortgage loans in the Seller's mortgage banking portfolio at the Closing Date as to which the representations and warranties set forth in Section 6(b) could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser; and

(vii)	Sale Treatment.

The Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

(b) With respect to each Mortgage Loan:

(i)      Mortgage Loans as Described.

The information set forth in the respective Mortgage Loan Schedule and the information contained on the Data File, delivered to the Purchaser is true and correct;

(ii)     Payments Current.

All payments required to be made up to the related Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment under any Mortgage Loan has been 30 days delinquent more than one time within twelve (12) months prior to the related Closing Date;

(iii)     No Outstanding Charges.

There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(iv)     Original Terms Unmodified.

The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded or registered with the MERS System, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

(v)     No Defenses.

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vi)     No Satisfaction of Mortgage.

The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

(vii)     Validity of Mortgage Documents.

The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

With respect to each Cooperative Loan, the Mortgage Note, the Mortgage, the Pledge Agreement, and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage, the Pledge Agreement, the Proprietary Lease, the Stock Power, Recognition Agreement and the Assignment of Proprietary Lease had legal capacity to enter into the Mortgage Loan and to execute and deliver such documents, and such documents have been duly and properly executed by such parties;

(viii)     No Fraud.

No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller, or the Mortgagor, or to the best of the Seller’s knowledge, any appraiser, any builder, or any developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(ix)     Compliance with Applicable Laws.

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure or predatory and abusive lending laws applicable to the Mortgage Loan have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(x)     Location and Type of Mortgaged Property.

The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, or a townhouse, or a cooperative, provided, however, that any condominium project or planned unit development shall conform with the applicable Fannie Mae or Freddie Mac requirements, or the Underwriting Guidelines, regarding such dwellings, and no residence or dwelling is a mobile home. As of the respective appraisal date for each Mortgaged Property, any Mortgaged Property being used for commercial purposes conforms to the Underwriting Guidelines and, to the best of the Seller’s knowledge, since the date of such appraisal, no portion of the Mortgaged Property has been used for commercial purposes outside of the Underwriting Guidelines;

(xi)     Valid First Lien.

The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

(1) the lien of current real property taxes and assessments not yet due and payable;

(2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

(3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

With respect to each Cooperative Loan, each Pledge Agreement creates a valid, enforceable and subsisting first security interest in the Cooperative Shares and Proprietary Lease, subject only to (i) the lien of the related Cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (ii) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Pledge Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Project;

(xii)     Full Disbursement of Proceeds.

The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xiii)     Consolidation of Future Advances.

Any future advances made prior to the related Cut-off Date, have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Seller shall not make future advances after the related Cut-off Date;

(xiv)     Ownership.

The Seller is the sole owner of record and holder of the Mortgage Loans and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Seller has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Seller is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

(xv)     Origination/Doing Business.

The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

(xvi)     LTV, PMI Policy.

Each Mortgage Loan has an LTV as specified on the related Mortgage Loan Schedule. Except for Pledged Asset Mortgage Loans, if the LTV of the Mortgage Loan was greater than 80% at the time of origination, a portion of the unpaid principal balance of the Mortgage Loan is and will be insured as to payment defaults by a PMI Policy. If the Mortgage Loan is insured by a PMI Policy for which the Mortgagor pays all premiums, the coverage will remain in place until (i) the LTV decreases to 78% or (ii) the PMI Policy is otherwise terminated pursuant to the Homeowners Protection Act of 1998, 12 USC §4901, et seq. All provisions of such PMI Policy or LPMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. The Qualified Insurer has a claims paying ability acceptable to Fannie Mae or Freddie Mac. Any Mortgage Loan subject to a PMI Policy or LPMI Policy obligates the Mortgagor or the Seller to maintain the PMI Policy or LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

(xvii)     Title Insurance.

The Mortgage Loan is covered by an ALTA lender's title insurance policy (or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance) or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of subsection (xi) of this Section 6(b), and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Additionally, such lender’s title insurance policy includes no exceptions regarding ingress, egress or encroachments that impact the value or the marketability of the Mortgaged Property. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

(xviii)     No Defaults.

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration;

(xix)     No Mechanics' Liens.

There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in Paragraph (q) above;

(xx)    Location of Improvements; No Encroachments.

Except as insured against by the title insurance policy referenced in subsection (xvii) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(xxi)     Payment Terms.

Except with respect to the Interest Only Mortgage Loans, principal payments commenced no more than 60 days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. As to each adjustable rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125% indicated by the Mortgage Note; provided that the Mortgage Interest Rate will not increase or decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and will in no event exceed the maximum Mortgage Interest Rate or be lower than the minimum Mortgage Interest Rate listed on the related Mortgage Loan Schedule for such Mortgage Loan. As to each adjustable rate Mortgage Loan that is not an Interest Only Mortgage Loan, each Mortgage Note requires a monthly payment which is sufficient, during the period prior to the first adjustment to the Mortgage Interest Rate, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. As to each adjustable rate Mortgage Loan, if the related Mortgage Interest Rate changes on an Adjustment Date or, with respect to an Interest Only Mortgage Loan, on an Adjustment Date following the related interest only period, the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

(xxii)     Customary Provisions.

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

(xxiii)     Occupancy of the Mortgaged Property.

As of the date of origination, the Mortgaged Property was in good repair and was lawfully occupied under applicable law;

(xxiv)     No Additional Collateral.

Except in the case of a Pledged Asset Mortgage Loan and as indicated on the related Data File, the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in subsection (xi) above;

(xxv)     Deeds of Trust.

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

(xxvi)     Acceptable Investment.

The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

(xxvii)     Transfer of Mortgage Loans.

If the Mortgage Loan is not a MERS Mortgage Loan, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxviii)     Mortgaged Property Undamaged.

The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(xxix)     Collection Practices; Escrow Deposits.

The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all material respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage Note;

(xxx)     No Condemnation.

There is no proceeding pending or to the best of the Seller’s knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

(xxxi)     The Appraisal.

The Servicing File include an appraisal, with the exception of any Time$aver® Mortgage Loan (which at the original origination were on form 1004 or form 2055 with interior inspections), of the related Mortgaged Property. The appraisal was conducted by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and the appraiser both satisfy the applicable requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

(xxxii)     Insurance.

The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10 of the Servicing Agreement, in an amount which is at least equal to the lesser of (1) 100% of the insurable value, on a replacement cost basis, of the improvements on the related Mortgaged Property, or (2) the greater of (x) the outstanding principal balance of the Mortgage Loan or (y) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the outstanding principal balance of the Mortgage Loan, (b) the full insurable value and (c) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

(xxxiii)    Servicemembers Civil Relief Act.

The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended;

(xxxiv)    No Balloon Payments, Graduated Payments or Contingent Interests.

The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature. No Mortgage Loan has a balloon payment feature;

(xxxv)    No Construction Loans.

No Mortgage Loan was made in connection with (1) the construction or rehabilitation of a Mortgage Property or (2) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

(xxxvi)    Underwriting.

Each Mortgage Loan was underwritten in accordance with the Underwriting Guidelines of the Seller; and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

(xxxvii)    Buydown Mortgage Loans.

With respect to each Mortgage Loan that is a Buydown Mortgage Loan:

(1)
On or before the date of origination of such Mortgage Loan, the Seller and the Mortgagor, or the Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the related Mortgage Note will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note. The Buydown Mortgage Loan satisfies the requirements of the Underwriting Guidelines;

(2)
The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement and, if the Buydown Funds were provided by the Seller and if required under Underwriting Guidelines, the terms of the Buydown Agreement were disclosed to the appraiser of the Mortgaged Property;

(3)	The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan; and

(4)	As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the requirements of Fannie Mae or Freddie Mac regarding buydown agreements;

(xxxviii)	Cooperative Loans.

With respect to each Cooperative Loan:

(1)
The Cooperative Shares are held by a person as a tenant-stockholder in a Cooperative. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first lien and security interest in the Cooperative Loan and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to Purchaser or its designee establishes in Purchaser a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and Purchaser has full right to sell and assign the same;

(2)
A Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Cooperative is located;

(3)
(i) The term of the related Proprietary Lease is not less than the terms of the Cooperative Loan; (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative; (iii) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease; (iv) the Cooperative has been created and exists in full compliance with the requirements for residential cooperatives in the jurisdiction in which the Project is located and qualifies as a cooperative housing corporation under Section 210 of the Code; (v) the Recognition Agreement is on a form published by Aztech Document Services, Inc. or includes similar provisions; and (vi) the Cooperative has good and marketable title to the Project, and owns the Project either in fee simple; such title is free and clear of any adverse liens or encumbrances, except the lien of any blanket mortgage;

(4)	The Seller has the right under the terms of the Mortgage Note, Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor; and

(5)
Each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative if the Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan.;

(xxxix)     HOEPA.

No Mortgage Loan is a Covered Loan or a High Cost Loan (in the case of state or local law, as determined without giving effect to any available federal preemption, other than any exemptions specifically provided for in the relevant state or local law);

(xl)     Anti-Money Laundering Laws.

The Seller has complied with all applicable anti-money laundering laws and regulations, (the "Anti-Money Laundering Laws"), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws;

(xli)     Bankruptcy.

No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding as of the date the Mortgage Loan was closed and the proceeds of the Mortgage Loan were distributed;

(xlii)     Due on Sale.

The Mortgage or Mortgage Note contains an enforceable provision, to the extent not prohibited by federal law, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder, provided that, with respect to Mortgage Notes which bear an adjustable rate of interest, such provision shall not be enforceable if the Mortgagor causes to be submitted to the Seller to evaluate the intended transferee as if a new Mortgage Loan were being made to such transferee, and the Seller reasonably determines that the security will not be impaired by such Mortgage Loan assumption and that the risk of breach of any covenant or agreement in such Mortgage is acceptable to the Purchaser;

(xliii)     Credit Reporting.

With respect to each Mortgage Loan, the Seller has furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Seller, in accordance with the Fair Credit Reporting Act and its implementing regulations;

(xliv)     Delivery of Mortgage Files.

The Mortgage Loan Documents required to be delivered by the Seller have been delivered to the Custodian. The Seller is in possession of a complete, true and accurate Mortgage File, except for such documents the originals of which have been delivered to the Custodian or for such documents where the originals of which have been sent for recordation;

(xlv)     Single Premium Credit Life Insurance.

No Mortgagor has been offered or required to purchase single premium credit insurance in connection with the origination of the Mortgage Loan;

(xlvi)     Payment in Full.

The Seller had no knowledge, at the time of origination of the Mortgage Loan, of any fact that should have led it to expect that such Mortgage Loan would not be paid in full when due;

(xlvii)     MERS Mortgage Loans.

With respect to each MERS Mortgage Loan, a MIN has been assigned to the Mortgage Loan, the MIN appears on the Mortgage or related Assignment of Mortgage to MERS, the Mortgage or the related Assignment of Mortgage to MERS has been duly and properly recorded on MERS, and the transfer to the Purchaser has been properly reflected in the MERS System pursuant to the Purchaser’s registration instructions;

(xlviii)     Leasehold Estates.

No Mortgage Loan is leasehold Mortgage Loan; and

(xlix)     Mixed-Use Property.

No Mortgaged Property shall be used solely for commercial purposes. With respect to any Mortgaged Property that is a mixed-use property (i) the Mortgaged Property is a single family dwelling, (ii) any commercial use of the Mortgaged Property represents a legal, permissible use of the Mortgaged Property under federal, state and local laws and ordinances; (iii) the Mortgagor is both the owner and the operator of the business conducted on the Mortgaged Property; and (iv) income from the business use of the Mortgaged Property was not taken into account in determining the Appraised Value of the Mortgaged Property. The Mortgaged Property with respect to each mixed-use property is, to the best of Company’s knowledge, in material compliance with all applicable environmental laws pertaining to environmental hazards and neither the Company nor, to the Company’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

SECTION 7. Representation, Warranties and Agreement of Purchaser. The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the related Closing Date.

a) the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

b) except as contemplated under this Agreement or the Servicing Agreement, the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other Person;

c) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

d) the Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested from the Seller; and

e) neither the Purchaser nor anyone acting on its behalf offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of any Mortgage Loan a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Mortgage Loans.

SECTION 8. Closing. The closing for the purchase and sale of each Loan Package, shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

The closing shall be subject to each of the following conditions:

a) all of the representations and warranties of the Seller under this Agreement and under the Servicing Agreement shall be true and correct as of such related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Servicing Agreement;

b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

c) the Seller shall have delivered to the Custodian under this Agreement or the Servicing Agreement all documents required pursuant to the related Custodial Agreement; and

d) all other terms and conditions of this Agreement and the Servicing Agreement shall have been complied with.

Subject to the foregoing conditions, the Purchaser shall pay to the Seller on such related Closing Date the related Purchase Price, plus accrued interest pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

SECTION 9. Closing Documents. With respect to the initial closing date, the closing documents shall consist of fully executed originals of the following documents:

1.	the Servicing Agreement, dated as of November 1, 2005, in two counterparts;

2.	this Agreement in two counterparts;

3.	the Custodial Agreement;

4.
the Mortgage Loan Schedule for the related Loan Package, one copy of each to be attached to each counterpart of the related Assignment and Conveyance Agreement, to each counterpart of the Custodial Agreement, as the Mortgage Loan Schedules thereto;

5.	a Receipt and Certification, as required under the Custodial Agreement;

6.	an Opinion of Counsel of the Seller, in the form of Exhibit C hereto; and

7.	an Assignment and Conveyance Agreement for the related Mortgage Loans.

On each subsequent Closing Date, the following documents:

1.	the Mortgage Loan Schedule for the related Loan Package;

2.	an Assignment and Conveyance Agreement for the related Loan Package;

3.	an Initial Certification, as required under the Custodial Agreement; and

4.	upon the reasonable request of the Purchaser, an Opinion of Counsel of the Seller, in the form of Exhibit C hereto.

SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen, the legal fees and expenses of its attorneys and the costs and expenses associated with the Custodian. The Seller shall be responsible for reasonable costs and expenses associated with any preparation and recording of the initial Assignments of Mortgage. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations and the Seller's attorney fees, shall be paid by the Seller.

SECTION 11. Servicing. The Mortgage Loans shall be serviced by the Seller in accordance with the terms of the Servicing Agreement. The Seller shall be entitled to servicing fees calculated as provided therein, at the Servicing Fee Rate.

SECTION 12. Financial Statements. The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser may request from Seller and make available to prospective purchasers a Consolidated Statement of Operations of the Seller for the most recently completed two (2) fiscal years respecting which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. The Purchaser, upon request, shall also make available any comparable interim statements to the extent any such statements have been prepared by the Seller in a format intended or otherwise suitable for the public at large. The Seller, upon request, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller shall also make available information on its servicing performance with respect to loans in its own portfolio and loans serviced for others (if any), including foreclosure and delinquency ratios.

The Seller also agrees to allow access to a knowledgeable (as shall be determined by the Seller) financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

SECTION 13. Mandatory Delivery. The sale and delivery on each Closing Date of the related Mortgage Loans described on the respective Mortgage Loan Schedules is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on such Closing Date and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver the Mortgage Loans on or before such Closing Date. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice of communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 15. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

SECTION 16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 17. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

SECTION 18. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Without limiting the generality of the foregoing, the Seller shall reasonably cooperate with the Purchaser in connection with the initial resales of the Mortgage Loans by the Purchaser. In that connection, the Seller shall provide to the Purchaser: (i) any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request, and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser in connection with such resales. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the Purchaser in writing of the estimated amount of such expense. The Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

SECTION 19. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, an undivided 100% ownership interest in the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files and Servicing Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

SECTION 20. Successors and Assigns; Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

SECTION 21. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 22. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 23. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

f) the term "include" or "including" shall mean without limitation by reason of enumeration.

SECTION 24. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

[Signatures Follow]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP. (Purchaser)

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Authorized Agent

WELLS FARGO BANK, N.A. (Seller)

By:	/s/ Lori Maller
Name:	Lori Maller
Title:	Assistant Vice President

EXHIBIT A

FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT

On this _____ day of __________ 20___, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wells Fargo Bank, N.A. (the “Seller”) as the Seller under that certain Master Mortgage Loan Purchase Agreement, (“Purchase Agreement”) and as the Servicer under that certain Flow Servicing Agreement (the “Servicing Agreement”) each dated as of November 1, 2005, (collectively, the “Agreements”) does hereby sell, transfer, assign, set over and convey to Citigroup Global Markets Realty Corp. as the Purchaser (the “Purchaser”) under the Purchase Agreement, and Purchaser hereby accepts from Seller, without recourse, but subject to the terms of the Agreements, all right, title and interest of, in and to each of the Mortgage Loans listed on the related Mortgage Loan Schedule attached hereto as Schedule 1, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 5 of the Purchase Agreement or Section 2.03 of the Servicing Agreement, the Seller has delivered to the Custodian the documents required to be delivered under the Agreements for each Mortgage Loan to be purchased. The Servicing Files retained by the Seller pursuant to Section 2.01 of the Servicing Agreement shall be appropriately marked to clearly reflect the sale of the related Mortgage Loans to the Purchaser.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreements.

CITIGROUP GLOBAL MARKETS REALTY CORP. Purchaser	WELLS FARGO BANK, N.A. Seller

By:	By:
Name:	Name:
Title:	Title:

Schedule I

Mortgage Loan Schedule

EXHIBIT B

CONTENTS OF DATA FILE

(1)	the street address of the Mortgaged Property including the city, state, county and zip code;

(2)	a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a cooperative, a townhouse, manufactured housing or a unit in a condominium project;

(3)	the Mortgage Interest Rate as of the Cut-off Date;

(4)	the current Monthly Payment;

(5)	loan term, number of months;

(6)	the stated maturity date;

(7)	the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date;

(8)	the Loan-to-Value Ratio;

(9)	a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan;

(10)	a code indicating whether the Mortgage Loan is a temporary buydown (Y or N);

(11)	the Servicing Fee Rate;

(12)	a code indicating whether the Mortgage Loan is covered by lender-paid mortgage insurance (Y or N);

(13)	a code indicating whether the Mortgage Loan is a Time$aver® Mortgage Loan (Y or N);

(14)	the Mortgagor's first and last name;

(15)	a code indicating whether the Mortgaged Property is owner-occupied;

(16)	the remaining months to maturity from the Cut-off Date, based on the original amortization schedule;

(17)	the date on which the first Monthly Payment was due on the Mortgage Loan;

(18)	the last Due Date on which a Monthly Payment was actually applied to the actual principal balance;

(19)	the original principal amount of the Mortgage Loan;

(20)	a code indicating the purpose of the loan (i.e., purchase, financing, rate/term refinancing, cash-out refinancing);

(21)	the Mortgage Interest Rate at origination;

(22)	the date on which the first Monthly Payment was due on the Mortgage Loan;

(23)
a code indicating the documentation style (i.e., full (providing two years employment verification - 2 years W-2’s and current pay stub or 2 years 1040’s for self employed borrowers), alternative or reduced);

(24)	a code indicating if the Mortgage Loan is subject to a PMI Policy;

(25)	the Appraised Value of the Mortgage Property;

(26)	the sale price of the Mortgaged Property, if applicable;

(27)	the Mortgagor’s Underwriting FICO Score;

(28)	term of prepayment penalty in years;

(29)	a code indicating the product type;

(30)	a code indicating the credit grade of the Mortgage Loan;

(31)	the unpaid balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of all payments of principal;

(32)	the Note date of the Mortgage Loan;

(33)	the mortgage insurance certificate number and percentage of coverage, if applicable;

(34)	the Mortgagor’s date of birth;

(35)	the MIN Number for each Mortgage Loan, if applicable;

(36)	employer name;

(37)	subsidy program code;

(38)	servicer name;

(39)	the combined Loan-to-Value Ratio;

(40)	the total Loan-to-Value Ratio;

(41)	whether the Mortgage Loan is convertible (Y or N);

(42)	a code indicating whether the Mortgage Loan is a relocation loan (Y or N);

(43)	a code indicating whether the Mortgage Loan is a leasehold loan (Y or N);

(44)	a code indicating whether the Mortgage Loan is an Alt A loan (Y or N);

(45)	a code indicating whether the Mortgage Loan is a no ratio loan (Y or N);

(46)	a code indicating whether the Mortgage Loan is a Pledged Asset Mortgage Loan (Y or N);

(47)	effective LTV percentage for Pledged Asset Mortgage Loans;

(48)	citizenship type code;

(49)	a code indicating whether the Mortgage Loan is a conforming or non-conforming loan, based on the original loan balance;

(50)	the name of the client for which the Mortgage Loan was originated;

(51)	the program code;

(52)	the loan sub doc code;

(53)	the remaining interest-only term for Interest Only Mortgage Loans;

The Company shall provide the following
For the Home Mortgage Disclosure Act (HMDA):

(54)	the Mortgagor’s and co-Mortgagor’s (if applicable) ethnicity;

(55)	the Mortgagor’s and co-Mortgagor’s (if applicable) race;

(56)	lien status;

(57)	for cash-out refinance loans, the cash purpose;

(58)	the Mortgagor’s and co-Mortgagor’s (if applicable) gender;

(59)	the Mortgagor’s and co-Mortgagor’s (if applicable) social security numbers;

(60)	the number of units for the property;

(61)	the year in which the property was built;

(62)	the qualifying monthly income of the Mortgagor;

(63)	the number of bedrooms contained in the property;

(64)	a code indicating first time buyer (Y or N);

(65)	the total rental income, if any;

The Seller shall provide the following
for the adjustable rate Mortgage Loans (if applicable):

(66)	the maximum Mortgage Interest Rate under the terms of the Mortgage Note;

(67)	the Periodic Interest Rate Cap;

(68)	the Index;

(69)	the next Adjustment Date;

(70)	the Gross Margin; and

(71)	the lifetime interest rate cap.

EXHIBIT C

FORM OF OPINION OF COUNSEL

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Re:
Mortgage Loan Sale by Wells Fargo Bank, N.A. (the “Seller”) to Citigroup Global Markets Realty Corp. (the “Purchaser”) of fixed and adjustable rate, first and second lien mortgage loans (the “Mortgage Loans”) pursuant to that certain Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005.

Dear Sir/Madam:

I am @ of Wells Fargo Bank, N.A. and have acted as counsel to Wells Fargo Bank, N.A. (the “Seller”), with respect to certain matters in connection with the sale by the Seller of Mortgage Loans pursuant to that certain Master Mortgage Loan Purchase Agreement by and between the Seller and Citigroup Global Markets Realty Corp. (the “Purchaser”), dated as of November 1, 2005, (the “MLPA”), which sale is in the form of whole Mortgage Loans. Such Mortgage Loans shall be serviced by the Seller in accordance with the Flow Servicing Agreement by and between the Seller, as servicer, and the Purchaser, as owner, dated as of November 1, 2005 (the “Servicing Agreement” and together with the MLPA, the “Agreements”). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreements.

I have examined the following documents:

1.	the Master Mortgage Loan Purchase Agreement;

2.	the Flow Servicing Agreement;

3.	the Custodial Agreement;

4.	the form of endorsement of the Mortgage Notes; and

5.	such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Seller contained in the Agreements. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based upon the foregoing, it is my opinion that;

1.	The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

2.
The Seller has the power to engage in the transactions contemplated by the Agreements, the Custodial Agreement and all requisite power, authority and legal right to execute and deliver the Agreements, the Custodial Agreement and the Mortgage Loans, and to perform and observe the terms and conditions of such instruments.

3.
Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Agreements, each dated as of November 1, 2005, by and between the Seller and the Purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Agreements was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.
Each of the Agreements, the Custodial Agreement, and the Mortgage Loans, has been duly authorized, executed and delivered by the Seller and is a legal, valid and binding agreement enforceable in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser’s ownership of the Mortgage Loans.

5.
The Seller has been duly authorized to allow any of its officers to execute any and all documents by original or facsimile signature in order to complete the transactions contemplated by the Agreements and the Custodial Agreement and in order to execute the endorsements to the Mortgage Notes and the assignments of the Mortgages, and the original or facsimile signature of the officer at the Seller executing the Agreements, the Custodial Agreement, the endorsements to the Mortgage Notes and the assignments of the Mortgages represents the legal and valid signature of said officer of the Seller.

6.
Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Agreements, the Custodial Agreement or the sale and delivery of the Mortgage Loans or the consummation of the transactions contemplated by the Agreements and the Custodial Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Seller.

7.
Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreements and the Custodial Agreement, will conflict with or results in or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

8.
There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller which, in my opinion, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into question the validity of the Agreements, and the Custodial Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Agreements and the Custodial Agreement.

9.
For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Seller or an employee of the Seller responsible for the receipt of process a present intention to initiate such proceedings; nor have I regarded any legal or governmental actions, investigations or proceedings as including those that are conducted by state or federal authorities in connection with their routine regulatory activities. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreements is sufficient fully to transfer all right, title and interest of the Seller thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the Agreements.

10.
The form of endorsement that is to be used with respect to the Mortgage Loans is legally valid and sufficient to duly endorse the Mortgage Notes to the Purchaser. Upon the completion of the endorsement of the Mortgage Notes and the completion of the assignments of the Mortgages, and the recording thereof, the endorsement of the Mortgage Notes, the delivery to the Custodian of the completed assignments of the Mortgages, and the delivery of the original endorsed Mortgage Notes to the Custodian would be sufficient to permit the entity to which such Mortgage Note is initially endorsed at the Purchaser’s direction, and to whom such assignment of Mortgages is initially assigned at the Purchaser’s direction, to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Seller, and would be sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Seller from being enforceable.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

Sincerely,

EXHIBIT C

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

February 27, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the “AAR Agreement”), dated February 27, 2006 among Citigroup Global Markets Realty Corp., a New York corporation ("Assignor"), U.S. Bank National Association having an office at One Federal Street, 3rd Floor, Boston, MA 02110, as Indenture Trustee (in such capacity, the "Assignee"), and acknowledged by Wells Fargo Bank, N.A., having an office at 1 Home Campus, Des Moines, Iowa 50328 (the “Company”):

For and in consideration of the mutual covenants herein contained and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

WHEREAS: The Assignor conveyed the mortgage loans (the “Mortgage Loans”) to CS OT I LLC (the “Seller”) pursuant to the Assignment and Conveyance Agreement dated as of February 27, 2006 between the Assignor and the Seller;

WHEREAS: The Seller conveyed the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement (the “Purchase Agreement”) dated as of February 24, 2006, among the Seller, the Depositor and the Assignor;

WHEREAS: The Depositor conveyed the Mortgage Loans to Citigroup Mortgage Loan Trust 2006-AR1 (the “Trust”) pursuant to the Amended and Restated Trust Agreement, dated as of February 27, 2006 among the Depositor, Wilmington Trust Company as owner trustee (the “Owner Trustee”), CitiMortgage, Inc. in its capacity as securities administrator (the “Securities Administrator”) and Citibank, N.A. in its capacity as certificate registrar and certificate paying agent;

WHEREAS: The Trust, in its capacity as issuer (the “Issuer”), pledged the Mortgage Loans to the Assignee, as indenture trustee (the “Indenture Trustee”), pursuant to the Indenture dated as of February 27, 2006 among the Issuer, the Securities Administrator, the Indenture Trustee and Citibank, N.A. as note registrar, paying agent and authenticating agent;

WHEREAS: The Mortgage Loans will be serviced by CitiMortgage, Inc. as Master Servicer (“Master Servicer”) pursuant to the Servicing Agreement (the “Servicing Agreement”), dated as of February 27, 2006, among the Master Servicer, the Securities Administrator, the Depositor, the Seller, the Indenture Trustee, Citibank, N.A. and CSE Mortgage LLC, in its capacity as sponsor.

1. Assignment and Assumption. The Assignor hereby grants, transfers and assigns to Assignee (a) all of the right, title and interest of Assignor, as to the extent of the Mortgage Loans, all of its right, title and interest in, the Flow Servicing Agreement, dated as of November 1, 2005, by and between the Assignor and the Company as modified herein (the “Wells Fargo Servicing Agreement”), provided, however, that with respect to Section 4.02 of the Wells Fargo Servicing Agreement, all of the rights and benefits of the Purchaser as set forth in Section 4.02 shall be provided to the holder of the Owner Trust Certificates, whose name and address is: CSE Mortgage LLC, 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815, Attention: Chief Legal Officer; (b) all of the right, title and interest of Assignor, as to the extent of the representations and warranties made by the Company to the Assignor under Section 3.01 of the Wells Fargo Servicing Agreement and Section 6 of the Master Mortgage Loan Purchase Agreement (the “Master Purchase Agreement”), dated as of November 1, 2005, by and between the Assignor and the Company; (c) all of the right, title and interest of Assignor, as to the extent of the remedies pursuant to Section 3.02 of the Wells Fargo Servicing Agreement and Section 4(b) of the Master Purchase Agreement against the Company in the event of a breach of representation or warranty of the Company made under Section 6 of the Master Purchase Agreement; and (d) all of the right, title and interest of Assignor, as to the extent of the indemnification provided by the Company to the Assignor pursuant to Section 4(b) of the Master Purchase Agreement and Section 8.01 of the Wells Fargo Servicing Agreement, in the event of a breach of representation or warranty of the Company under Section 6 of the Master Purchase Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Wells Fargo Servicing Agreement, as applicable.

2. Representations and Warranties of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

a. The Assignor was the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Purchase Agreement, the Wells Fargo Servicing Agreement or the Mortgage Loans;

c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Wells Fargo Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase Agreement or the Wells Fargo Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Wells Fargo Servicing Agreement or the Mortgage Loans; and

d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “33 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

e. The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Wells Fargo Servicing Agreement is:

Citigroup Global Markets Realty Corp.
390 Greenwich Street
New York, New York 10013
Attention: Mortgage Finance Group
Facsimile: (212) 723-8604

3. Representations and Warranties of the Assignee. That Assignee warrants and represent to, and covenants with, the Assignor and the Company that:

a. The Assignee agrees to be bound by all of the terms, covenants and conditions of the Wells Fargo Servicing Agreement and the Mortgage Loans, from and after the date hereof;

b. Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has all requisite power and authority to hold the Assigned Loans as trustee on behalf of the holders of the Citigroup Mortgage Loan Trust Inc., Mortgage-Backed Notes, Series 2006-AR1;
c. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

d. The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Wells Fargo Servicing Agreement is:

U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Corporate Trust Services
CMLTI 2006-AR1
Telecopy: (617) 603-6413

4. Recognition of Assignee. From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Wells Fargo Servicing Agreement. It is the intention of the Assignor, the Company and the Assignee that the Servicing Agreement and the Purchase Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

In addition, Company hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the Servicing Agreement. Pursuant to the Servicing Agreement, the Master Servicer has the right to monitor the Company's performance of its servicing obligations under the Wells Fargo Servicing Agreement. Such right will include, without limitation, the right to receive all remittances required to be made by the Company under the Wells Fargo Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Wells Fargo Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. The Company hereby acknowledges that the Master Servicer shall be obligated to notify the Assignee in accordance with the Servicing Agreement upon the discovery of an event of default by the Company of its obligations under the Wells Fargo Servicing Agreement and the Assignee shall have the right to terminate the Company as servicer under the Wells Fargo Servicing Agreement upon the occurrence of such an event of default. The Company shall make all distributions under the Wells Fargo Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

CitiBank (West)
ABA# 321171184
Account Name: CMI MSD Clearing
Account # 070-4913896
For Further Credit to: CMLTI 2006-AR1

and the Company shall deliver all reports required to be delivered under the Wells Fargo Servicing Agreement to the Master Servicer at:

CitiMortgage, Inc.
Master Servicing Division- MC: N3B-355
4000 Regent Blvd.
Irving, Texas 75063
Attention: MSD Private Accounting
Telecopy No.: (469) 220-1574

5. Costs. Each party will pay any commissions, fees and expenses, including attorney’s fees, it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

6. Governing Law. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law, which shall govern), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

7. Modification of the Wells Fargo Servicing Agreement. The Company and Assignor hereby amend the Wells Fargo Servicing Agreement with respect to the Mortgage Loans as follows:

(a) The following definitions shall be added to Article I of the Wells Fargo Servicing Agreement:

Indenture Trustee: U.S. Bank National Association, or its successors in interest, or any successor indenture trustee appointed as provided in the Servicing Agreement.

Master Servicer: CitiMortgage, Inc. or any successor thereto.

Nonrecoverable Advance: Any advance previously made by the Company pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate of the Company delivered to the Purchaser and the Master Servicer and detailing the reasons for such determination.

Servicing Agreement: That certain Servicing Agreement, dated as of February 1, 2006 among the Indenture Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Seller, Citibank, N.A. and CSE Mortgage LLC, in its capacity as sponsor.

Securities Administrator: CitiMortgage, Inc. or any successor thereto.

(b) Sections 6.04 and 6.06 of the Wells Fargo Servicing Agreement shall be modified by replacing the words “Owner” or “Owner and any Depositor” or “Owner and such Depositor” with the phrase “Master Servicer on behalf of the Owner” in each instance.

(c) The following is added as Subsection 4.05(x) of the Wells Fargo Servicing Agreement:

“(x) to reimburse itself for any Nonrecoverable Advances;”

(d) Section 10.01(ix) of the Wells Fargo Servicing Agreement shall be modified by adding the phrase “or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans” after the phrase “shall have been given to the Servicer by the Owner.”

(e) Section 4.02 of the Wells Fargo Servicing Agreement is hereby modified by deleting the second and third sentences of the first paragraph and replacing them with the following:

“In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall provide written notice to the Purchaser and, if the Mortgage Loans have been included in a securitization transaction, to the master servicer, if any (the “Master Servicer”), that the Company intends to proceed with foreclosure. In the event the Purchaser or, if the Purchaser is the holder of trust certificates issued in connection with a securitization transaction (in such capacity, the “Certificateholder”), the Purchaser in its capacity as Certificateholder, either directly or through the Master Servicer, objects to such action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above.”

(f) Section 4.02 of the Wells Fargo Servicing Agreement is hereby modified by adding the following paragraphs to the end of such Section:

“Subject to this Section 4.02, the Company shall use its best reasonable efforts to realize upon any pledged assets (the “Pledged Assets”) for such of the Pledged Asset Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to this Section 4.02; provided that the Company shall not, on behalf of the indenture trustee in connection with a securitization transaction, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Company shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Company shall proceed with any REO acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Company would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. Any other payment received by the Company in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Notwithstanding anything in this Agreement to the contrary, unless the Company has been notified that the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) is no longer entitled to the rights described in this Section 4.02:

(a) The Company shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Purchaser and the Master Servicer of its intention to do so, and (ii) the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder), either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

(b) In the event that the Company determines in accordance with Accepted Servicing Practices not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days’ or more delinquent and the Company has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, the Company shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Purchaser and the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Company shall not be permitted to proceed with any such action unless the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder), either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to the Company taking such action.

(c) If the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) timely and affirmatively objects to an action or contemplated action of the Company pursuant to either (a) or (b) above, then the Purchaser shall hire or, in its capacity as Certificateholder shall instruct the Master Servicer to hire, at the Certificateholder’s sole cost and expense, three appraisal firms, selected by the Purchaser or the Master Servicer, as applicable, in its sole and absolute discretion from the list of appraisal firms attached as Exhibit H, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a “Fair Value Price”), in each case (other than as set forth in (d) below) no later than 30 days from the date of such Purchaser or Certificateholder objection. If the Purchaser or the Master Servicer, as applicable, shall have received three Fair Value Prices by the end of such 30-day period, then the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date (“Accrued Interest”) and (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly deliver such amount to the Company for deposit into the Custodial Account. All costs relating to the computation of the related Fair Value Prices shall be for the account of the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) and shall be paid by the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) at the time such Mortgage Loan and the related Mortgaged Property are purchased by the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder).

(d) If the Purchaser or the Master Servicer, as applicable, shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

(i) The Purchaser or the Master Servicer, as applicable, shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

(ii) If the Purchaser or the Master Servicer, as applicable, shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Purchaser or the Master Servicer, as applicable, will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage Loan (such fair value, the “Purchaser/Master Servicer Fair Value Price”), and the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Company the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two Fair Value Prices determined by such appraisal firms or (2) the Purchaser/Master Servicer Fair Value Price.

(iii) If the Purchaser or the Master Servicer, as applicable, shall have received only one Fair Value Price at the end of such 15-day extension period, then the Purchaser or the Master Servicer, as applicable, will determine, in its sole and absolute discretion, the Purchaser/Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

(A) if such Purchaser/Master Servicer Fair Value Price is equal to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the “Unpaid Principal Balance”), then the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Company the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) such Purchaser/Master Servicer Fair Value Price; or

(B) if such Purchaser/Master Servicer Fair Value Price is less than the related Unpaid Principal Balance, then the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Company the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the “Preliminary Purchase Price”); provided, that the provisions of clause (d)(iv) below shall thereafter apply.

(iv) Following the payment by the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) of the Preliminary Purchase Price, the Purchaser or the Master Servicer, as applicable, shall continue to hire appraisal firms at the Purchaser’s (either as Purchaser hereunder or in its capacity as Certificateholder) sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

(A) if the sum of (1) Accrued Interest on the related Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms or (y) the Purchaser/Master Servicer’s Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the “Revised Fair Value Price”) is greater than such Preliminary Purchase Price, then the Master Servicer, if applicable, shall promptly notify the Certificateholder and the Purchaser or the Master Servicer, as applicable, shall notify the Company of such calculation, and the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) shall, no later than 5 days after such notice, remit to the Company, for deposit into the Custodial Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; or

(B) if such Preliminary Purchase Price is greater than such Revised Fair Value Price, then the Master Servicer, if applicable, shall promptly notify the Certificateholder and the Purchaser or the Master Servicer, as applicable, shall notify the Company of such calculation, and the Company shall, no later than 5 days after such notice, remit to the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder), from funds then on deposit in the Custodial Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

(e) Notwithstanding anything herein to the contrary, the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section 4.02 within the timeframe set forth in this Section 4.02 following the Purchaser’s (either as Purchaser hereunder or in its capacity as Certificateholder) objection to an action of the Company, and the Company shall provide the Master Servicer, if applicable, written notice of such failure.

(f) Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) may agree to from time to time.

(g) To the extent that the Purchaser (either as Purchaser hereunder or in its capacity as Certificateholder) purchases any Mortgage Loan pursuant to this Section 4.02, the Company will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer in connection with a securitization transaction will have no duty or responsibility to master service any such Mortgage Loan.”

(g) The Wells Fargo Servicing Agreement is hereby modified by adding the following section. Section 13.01 “Servicing Provisions Upon a TMP Trigger Event”:

“The Servicer will comply with the following provisions upon receiving notice provided by the party specified in the Indenture that a TMP Trigger Event will occur and REMIC Elections will be made with respect to the Trust.

Prior to any REMIC Elections being made with respect to the Trust and upon receipt of notice from the Trustee, the Servicer will sell any REO Property on behalf of the trust to a third party at its fair market value. The Servicer shall solicit at least two bids with respect to the sale of such REO Property.

 Subject to any REMIC Elections, with respect to any Mortgage Loans that are 60 or more days Delinquent as of the “Startup Day” (each such Mortgage Loan, a “Foreclosure Restricted Loan”), the following restrictions on foreclosure shall apply: In connection with the servicing of any Mortgage Loan, the Servicer shall not acquire any Mortgaged Property on behalf of any REMIC created hereunder in connection with a default or imminent default on a Foreclosure Restricted Loan, if acquiring title to the Mortgaged Property underlying the loan would cause the adjusted basis, for federal income tax purposes, of these Mortgaged Properties owned by the related REMIC after foreclosure, along with any other assets owned by the related REMIC other than “qualified mortgages” and “permitted investments” within the meaning of Section 860G of the Code, to exceed 0.75% of the adjusted basis of the assets of the related REMIC. If the adjusted basis of such Mortgaged Properties in foreclosure, along with any other assets owned by the related REMIC, other than “qualified mortgages” and “permitted investments” with the meaning of Section 860G of the Code, exceed 1.0% of the adjusted basis of the assets of the related REMIC immediately after the distribution of principal and interest on any Distribution Date, the Servicer will dispose of enough of such Mortgaged Properties in foreclosure, for cash or otherwise, so that the adjusted basis of such Mortgaged Properties in foreclosure, along with any other assets owned by the related REMIC, other than “qualified mortgages” and “permitted investments” within the meaning of Section 860G of the Code, will be less than 1.0% of the adjusted basis of the assets of the related REMIC. In either event, the Servicer is permitted to acquire (for its own account and not on behalf of the Trust Estate) the Mortgaged Property at the foreclosure sale for an amount not less than the greater of: (i) the highest amount bid by any other person at the foreclosure sale, or (ii) the estimated fair value of the Mortgaged Property, as determined by the Servicer in good faith.”

(h) Section 6.04(i) and Section 6.05 of the Wells Fargo Servicing Agreement are hereby modified by deleting both sections in their entirety and replacing the sections with the phrase “Reserved”.

8. Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

9. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

10. Counterparts. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

11. Waiver of Jury Trial. To the fullest extent permitted under applicable law, each party hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this AAR Agreement.

12. Trustee Capacity It is expressly understood and agreed by the parties hereto that insofar as this AAR Agreement is executed by the Indenture Trustee: (i) this AAR Agreement is executed and delivered by U.S. Bank National Association, not in its individual capacity but solely as Indenture Trustee under the Indenture referred to herein, in the exercise of the powers and authority conferred and invested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on the part of the Indenture Trustee is made and intended not as a personal representation, undertaking or agreement by U.S. Bank National Association, but is made and intended for the purpose of binding only Citigroup Mortgage Loan Trust 2006-AR1 and the Trust Estate pledged by it to secure its Mortgage-Backed Notes, Series 2006-AR1, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this AAR Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.
U.S. BANK, NATIONAL ASSOCIATION not individually, but solely in its capacity as Indenture Trustee
Assignor		Assignee
By:	/s/ Peter D. Steinmetz	By:	/s/ Clare M. O’Brien

Name:	Peter D. Steinmetz	Name:	Clare M. O’Brien

Its:	Authorized Agent	Its:	Vice President

WELLS FARGO BANK, N.A. Company

By:	/s/ Bradley A. Davis

Name:	Bradley A. Davis

Its:	Vice President

EXHIBIT D

FORM OF REQUEST FOR RELEASE

To:	[applicable Custodian]

Re:
Servicing Agreement, dated as of February [__], 2006, among Citigroup Mortgage Loan Trust Inc., as depositor, CitiMortgage, Inc. as Master Servicer and securities administrator, CS OT I LLC, as seller, Citibank, N.A. as note registrar, paying agent and authenticating agent, and U.S. Bank National Association as Indenture Trustee

In connection with the administration of the Mortgage Loans held by you as Custodian on behalf of the Indenture Trustee pursuant to the above-captioned Servicing Agreement and the applicable Mortgage Document Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

______________ 1. Mortgage Paid in Full

______________ 2. Foreclosure

______________ 3. Substitution

______________ 4. Other Liquidation (Repurchases, etc.)

______________ 5. Nonliquidation

Reason:______________________________________________

Address to which Indenture Trustee should
deliver the Mortgage File:

[___________________]
[___________________]

By: ______________________________
                                     (authorized signer)

Issuer:________________________________________

Address: _____________________________________

Date: ________________________________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

_____________________________________            __________________________
Signature          Date

Documents returned to Custodian:

____________________________________               __________________________
Indenture Trustee         Date

EXHIBIT E

LIST OF APPROVED APPRAISAL FIRMS

[Provided Upon Request]

EXHIBIT F

SERVICING CRITERIA TO BE ADDRESSED IN
ASSESSMENT OF COMPLIANCE

Definitions
Primary Servicer - transaction party having borrower contact
Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator (may be the Trustee, or may be the Master Servicer)
Back-up Servicer - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)
Custodian - safe keeper of pool assets
Paying Agent - distributor of funds to ultimate investor
Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party’s title. So, for example, in a particular transaction, the trustee may perform the “paying agent” and “securities administrator” functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:
X - obligation

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Administrator	Paying Agent
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
		X	X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X		X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X		X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
		X	X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act. ࿖
		X	X		X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
		X	X		X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X		X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X		X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
		X	X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
		X	X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.			X

EXHIBIT G

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.19.

Under Item 1 of Form 10-D: a) items marked “6.07 statement” are required to be included in the periodic Payment Date statement under Section 6.07, provided by the Securities Administrator based on information received from the Master Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 6.07 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Indenture Trustee	Depositor	Sponsor
10-D	Must be filed within 15 days of the payment date for the asset-backed securities.						(nominal)
	1	Distribution and Pool Performance Information
Item 1121(a) - Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.			X (6.07 Statement)
		(2) Cash flows received and the sources thereof for distributions, fees and eXpenses.			X (6.07 Statement)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (6.07 Statement)
		(i) Fees or eXpenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or eXpenses.			X (6.07 Statement)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
X (6.07 Statement)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (6.07 Statement)
		(iv) The amount of eXcess cash flow or eXcess spread and the disposition of eXcess cash flow.			X (6.07 Statement)
		(4) Beginning and ending principal balances of the asset-backed securities.			X (6.07 Statement)

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
X (6.07 Statement)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (6.07 Statement)

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
X (6.07 Statement)

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.
					X (6.07 Statement)			Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.	X	X	X (6.07 Statement)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
			X	X	X (6.07 Statement)
		(11) Any material modifications, eXtensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X	X (6.07 Statement)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X		X (if agreed upon by the parties)
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (6.07 Statement)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,						X

information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
			X	X	X			X

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
								X	X
		Item 1121(b) - Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).						X
	2	Legal Proceedings

Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X
		Custodian				X
	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after eXpiration of any grace period and provision of any required notice)			X
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q			X
	6	Significant Obligors of Pool Assets
		Item 1112(b) - Significant Obligor Financial Information*						X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
		Determining applicable disclosure threshold			X
		Requesting required financial information or effecting incorporation by reference			X
Item 1115(b) - Derivative Counterparty Financial Information*
		Determining current maXimum probable eXposure						X
		Determining current significance percentage			X
		Requesting required financial information or effecting incorporation by reference			X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.
	9	EXhibits
		Distribution report			X
		EXhibits required by Item 601 of Regulation S-K, such as material agreements						X
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
			X	X	X			X	X
	1.02	Termination of a Material Definitive Agreement	X	X	X			X	X

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than eXpiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement

.
	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian
			X	X	X	X		X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the 6.07 statement
				X	X
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement			X			X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”						X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]						X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]						X
	6.02	Change of Servicer or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.
			X	X	X			X
		Reg AB disclosure about any new servicer is also required.	X
		Reg AB disclosure about any new trustee is also required.					X (to the extent required by successor trustee
		Reg AB disclosure about any new securities administrator is also required.			X
	6.03	Change in Credit Enhancement or Other EXternal Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to eXternal credit enhancements as well as derivatives.
					X			X
		Reg AB disclosure about any new enhancement provider is also required.			X			X
	6.04	Failure to Make a Required Distribution			X
	6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.						X
	7.01	Regulation FD Disclosure	X	X	X	X		X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.						X
	9.01	Financial Statements and EXhibits	The Responsible Party applicable to reportable event.
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K item as indicated above.
	15	EXhibits and Financial Statement Schedules
		Item 1112(b) - Significant Obligor Financial Information						X
Item 1114(b)(2) - Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold			X
		Requesting required financial information or effecting incorporation by reference			X
Item 1115(b) - Derivative Counterparty Financial Information
		Determining current maXimum probable eXposure						X
		Determining current significance percentage			X
		Requesting required financial information or effecting incorporation by reference			X

Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X
		Custodian				X
Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator						X
		Custodian				X
		Credit Enhancer/Support Provider						X
		Significant Obligor						X
		Item 1122 - Assessment of Compliance with Servicing Criteria	X	X	X	X
		Item 1123 - Servicer Compliance Statement	X	X

EXHIBIT H

FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER WITH FORM 10-K

Re:	Citigroup Mortgage Loan Trust, Series 2006-AR1
                Mortgage Backed Notes, Series 2006-AR1

I, [______identify the certifying individual], certify that:

l. I have reviewed this annual report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Citigroup Mortgage Loan Trust, Mortgage Backed Notes, Series 2006-AR1 (the “Exchange Act periodic reports”);

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer [has/have] fulfilled [its/their] obligations under the servicing agreement; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Wells Fargo Bank, N.A., as servicer.

Date: [__], 2006

CITIMORTGAGE, INC.

By: ________________________________
Name:
Title:
Date:

EXHIBIT I

FORM BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE TO BE PROVIDED TO DEPOSITOR BY THE SECURITIES ADMINISTRATOR

The Securities Administrator of the Trust, hereby certifies to Citigroup Mortgage Loan Trust Inc. (the “Depositor”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. The Securities Administrator has reviewed the annual report on Form 10-K for the fiscal year 200_, and all reports on Form 10-D required to be filed in respect of the period covered by such Form 10-K of the Depositor relating to the above-referenced trust (the “Exchange Act periodic reports”);

2. Based on the Securities Administrator’s knowledge, the information in the distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3. The information provided by the Securities Administrator pursuant to Sections 2.21 and 3.02 (solely with respect to information about the Securities Administrator) does not contain any untrue statement of material fact.

4. Based on the Securities Administrator’s knowledge, the distribution information required to be provided by the Securities Administrator under the Servicing Agreement is included in the Exchange Act periodic reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Servicing Agreement, dated February 1, 2006 (the “Servicing Agreement”), among the Depositor as depositor, CitiMortgage, Inc. as securities administrator and master servicer, Citibank, N.A. as note registrar, paying agent and authenticating agent, CSE Mortgage LLC as sponsor, CS OT I LLC as seller and U.S. Bank National Association as indenture trustee.

Date: _________________________

By:

Name:  ________________________________

Title:  ________________________________